UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi–Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

INTERNATIONAL EQUITY FUNDS	Semiannual Report February 28, 2006

PENYEBAR FIKIRAN RAKYAT
Utusan
WEDNESDAY, OCTOBER 29, 1997
港股
點337

Long-term capital growth potential through investments in equity markets located around the world.

Asset Management

Goldman Sachs International Equity Funds

■ GOLDMAN SACHS EUROPEAN EQUITY FUND

■ GOLDMAN SACHS INTERNATIONAL EQUITY FUND

■ GOLDMAN SACHS JAPANESE EQUITY FUND

■ GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

■ GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

■ GOLDMAN SACHS ASIA EQUITY FUND

The European Equity Fund invests primarily in large-capitalization European equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

The International Equity Fund invests in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Japanese Equity Fund invests primarily in Japanese equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Because of its focus, the Fund will be more susceptible to Japanese economic, market, political and local risks than a fund that is more geographically diversified.

The International Small Cap Fund invests primarily in small and mid-capitalization companies organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of mid and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Emerging Markets Equity Fund invests primarily in securities of issuers in countries with emerging markets or economies and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Asia Equity Fund invests primarily in Asian equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Because of its focus, the Fund will be more susceptible to Asian economic, market, political and local risks than a fund that is more geographically diversified.

Effective December 30, 2005, the International Growth Opportunities Fund was renamed the International Small Cap Fund, and the Asia Growth Fund was renamed the Asia Equity Fund.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’

International Equity Investment Process?

Goldman Sachs’ International Equity strategy is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■ Fundamental research teams based in London,Tokyo, Singapore, New York and Tampa focus on long-term business and management quality

■  Analysts collaborate regularly in global sector teams to leverage industry-specific research and insights

■  Global perspective is informed by local market expertise

■  A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■  Team of experienced portfolio managers with sector expertise

■  Team leverages the research of the 75+ regional investment professionals

■  Decision making process is informed by active participation in the global research process

■  Security selections are aligned with level of investment conviction

■  Risk monitoring considers whether investment and other risks to the Portfolio are intended and justified

■  Dedicated portfolio construction team assists in ongoing monitoring and adjustment of portfolios

International equity portfolios that strive to offer:
    ■ Access to markets across the world
    ■ Disciplined approach to stock selection
■ Optimal risk/return profiles

PORTFOLIO RESULTS

European Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs European Equity Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.01%, 9.64%, 9.73%, 10.26% and 9.99%, respectively. These returns compare to the 11.40% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (unhedged, with dividends reinvested), over the same time period.

While the Fund generated solid returns during the reporting period, it underperformed its benchmark. Strong stock selection within the Industrials and Health Care sectors was offset by weak stock selection within the Materials and Telecommunication Services sectors.

At the stock-specific level, Vedior NV, a recruitment consultant, was the top contributor to performance over the reporting period. We initiated this position towards the end of 2005 as we felt the stock was attractively valued and that the French employment picture would start to recover in 2006. Its shares rallied sharply in February 2006 after the company announced very strong results, beating consensus estimates and prompting an increase in full-year consensus estimates.

Syngenta, one of the world’s leading agrochemicals companies, also contributed to performance after it reported better-than- expected third-quarter 2005 sales and then announced strong results for 2005 as a whole. We subsequently sold the stock following its strong run as it reached our price target.

France Telecom SA, one of Europe’s largest telecommunications operators, was the leading detractor from performance. The company lowered its full-year revenue guidance in October 2005 and then, in January 2006, released a disappointing outlook for the upcoming year. This prompted downgrades to earnings estimates. In addition, heightening competition, growing investment requirements, and increasing acquisition activity depressed the telecom sector’s performance. However, we continue to like France Telecom for its strong and diversified portfolio of businesses and attractive valuation.

Vodafone Group PLC, the world’s largest mobile telecommunications company, also detracted from performance. Its shares fell sharply in November 2005 after it indicated that margins would fall in 2006 because of continued heavy investment in its troubled Japanese subsidiary and intensifying competition in its core European markets. The European wireless sector as a whole underperformed during the period on the back of continued concerns over the sector’s long-term profitability. While we acknowledge that earnings visibility within the mobile sector has decreased, we continue to believe that Vodafone’s scale affords it the best position within the industry as the company enjoys competitive advantages in terms of both purchasing power and brand recognition. In addition, we believe that the stock is attractively valued.

PORTFOLIO RESULTS

  Portfolio Composition

We believe that outperformance is generated by investing in high quality companies run by strong managements that have long-term earnings power not reflected in the valuation of their shares.

During the reporting period, the Fund was overweight in the Materials and Health Care sectors and underweight in the Consumer Staples and Utilities sectors.

  Portfolio Highlights

Although the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following:

■	Credit Agricole SA — Credit Agricole, a leading French retail bank and life insurer, contributed positively to performance. Its shares rose sharply in September 2005 after it reported better-than-expected first half results, prompting several analyst upgrades. In addition, its recently presented business plan focused on improving the efficiency of its retail networks in France and investing five billion euros in small acquisitions to increase its distribution power outside France.

■	ING Groep NV — ING, a leading Dutch life insurer, also contributed to performance. Its shares outperformed in the fourth quarter 2005 after it reported a 21% increase in third-quarter net profits, which was significantly ahead of consensus estimates and prompted several analyst upgrades. ING Direct, the company’s on-line banking unit, and its life insurance business both produced better-than-expected results.

■	Old Mutual PLC — UK-based life insurance company Old Mutual enhanced results during the reporting period. Its shares rose following news that the company successfully acquired Skandia, a Swedish life insurer. We believe Old Mutual currently trades at a discount relative to the European life insurance industry.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs European Equity Investment Team

London, March 17, 2006

FUND BASICS

European Equity Fund

as of February 28, 2006

PERFORMANCE REVIEW

	Fund Total Return	MSCI Europe Index
September 1, 2005–February 28, 2006	(based on NAV)[1]	(unhedged)[2]

Class A	10.01%	11.40%
Class B	9.64	11.40
Class C	9.73	11.40
Institutional	10.26	11.40
Service	9.99	11.40

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI Europe Index (unhedged) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Since Inception	Inception Date

Class A	4.15%	1.85%	6.03%	10/1/98
Class B	4.34	2.01	6.27	10/1/98
Class C	8.44	2.41	6.29	10/1/98
Institutional	10.64	3.58	7.49	10/1/98
Service	10.15	3.11	7.00	10/1/98

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Total SA Class B	5.8%	Energy
GlaxoSmithKline PLC	4.2	Pharmaceuticals & Biotechnology
Royal Bank of Scotland Group PLC	4.0	Banks
Novartis AG	4.0	Pharmaceuticals & Biotechnology
Credit Suisse Group	3.8	Diversified Financials
Royal Dutch Shell PLC ADR Series B	3.6	Energy
Vodafone Group PLC	3.2	Telecommunication Services
Banco Bilbao Vizcaya Argentaria SA	3.2	Banks
Banco Santander Central Hispano SA	3.1	Banks
Prudential PLC	3.1	Insurance

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

International Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs International Equity Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 14.16%, 13.75%, 13.79%, 14.38% and 14.09%, respectively. These returns compare to the 15.23% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) (unhedged, with dividends reinvested), over the same time period.

During the reporting period, the Fund generated solid results but underperformed its benchmark. Strong stock selection in the Financials, Energy, and Information Technology sectors contributed to results, while weak stock selection in the Consumer Discretionary and Telecommunication Services sectors detracted from relative performance.

At the stock-specific level, LUKOIL ADR, Russia’s biggest oil producer, was the leading contributor to performance. The company’s shares rose on the back of the company’s strong third quarter 2005 results. High oil prices and production drove record earnings for the company, beating analysts’ expectations.

Millea Holdings, Inc., a Japanese insurance holding company, contributed significantly to performance. Its shares rose as its revenue growth gained momentum, especially in corporate areas, supported by a stronger economic environment. In addition, since Millea holds a significant amount of equity holdings, its stock performed well because of the strong overall equity market, implying large unrealized gains on Millea’s equity portfolio.

France Telecom SA, one of Europe’s largest telecommunications operators, was the leading detractor from performance. The company lowered its full-year revenue guidance in October 2005 and then in January 2006 released a disappointing outlook for the upcoming year. This prompted downgrades to earnings estimates. In addition, heightening competition, growing investment requirements, and increasing acquisition activity depressed the telecom sector’s performance. We continue to like France Telecom for its strong and diversified portfolio of businesses and attractive valuation.

Vodafone Group PLC, the world’s largest mobile telecommunications company, also detracted from performance. Its shares fell sharply in November 2005 after it indicated that margins would fall in 2006 because of continued heavy investment in its troubled Japanese subsidiary and intensifying competition in its core European markets. The European wireless sector as a whole underperformed during the period on the back of continued concerns over the sector’s long-term profitability. While we acknowledge that earnings visibility within the mobile sector has decreased, we continue to believe that Vodafone’s scale affords it the best position within the industry as the company enjoys competitive advantages in terms of both purchasing power and brand recognition. In addition, we believe that the stock is attractively valued.

PORTFOLIO RESULTS

  Portfolio Composition

Throughout the period, we continued to focus on high quality companies that have strong franchises and excellent management teams, and which can demonstrate long-term earnings power. We believe these types of organizations have the potential to perform well across the market cycle when purchased at attractive prices. Stock selection has led to overweight positions in the Telecommunication Services, Consumer Discretionary, Materials, and Health Care sectors and underweight positions in the Industrials, Consumer Staples, Financials, Utilities, Information Technology and Energy sectors.

  Portfolio Highlights

Although the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following:

■	Mitsui Fudosan — Mitsui Fudosan, a Japanese real estate service provider, contributed to performance during the period. We subsequently exited the position on the back of strong returns for the past two years and following meetings with management in Tokyo. Its shares had reached our price target and during our meetings it became clear that the scope for further upgrades to the operating cash flows from the office leasing business were limited, as the company’s raising of its office rents was progressing slower than expected.

■	Hon Hai Precision Industry Co. Ltd. GDR — Hon Hai, a large Taiwan-based exporter of electronics, contributed to performance after it reported record sales for December 2005, driven by strong overseas demand for electronic products such as the iPod Nano and PlayStation Portable. The stock continued to rise on expectations that better-than-expected sales at its customer, Apple Computer, Inc., should increase orders at Hon Hai.

■	Credit Agricole SA — Credit Agricole, a leading French retail bank and life insurer, contributed positively to performance. Its shares rose sharply in September 2005 after it reported better-than-expected first half results, prompting several analyst upgrades. In addition, its recently presented business plan focused on improving the efficiency of its retail networks in France and investing five billion euros in small acquisitions to increase its distribution power outside France. These plans were well received by investors.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs London Active Equity Team

London, March 17, 2006

FUND BASICS

International Equity Fund

as of February 28, 2006

PERFORMANCE REVIEW

September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (unhedged)[2]

Class A	14.16%	15.23%
Class B	13.75	15.23
Class C	13.79	15.23
Institutional	14.38	15.23
Service	14.09	15.23

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	7.27%	0.30%	5.29%	6.44%	12/1/92
Class B	7.67	0.45	n/a	4.34	5/1/96
Class C	11.66	0.85	n/a	2.68	8/15/97
Institutional	13.97	2.02	n/a	6.28	2/7/96
Service	13.40	1.51	5.99[4]	6.98[4]	12/1/92

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
[4]	Performance data for Service Shares prior to 3/6/96 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the International Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/06[5]

Holding	% of Net Assets	Line of Business

Total SA Class B	3.7%	Energy
Millea Holdings, Inc.	3.7	Insurance
E. ON AG	3.4	Utilities
TNT NV	3.1	Transportation
GlaxoSmithKline PLC	3.1	Pharmaceuticals & Biotechnology
Svenska Cellulosa AB (SCA) Series B	3.0	Materials
Novartis AG	2.9	Pharmaceuticals & Biotechnology
Taiheiyo Cement Corp.	2.8	Materials
Credit Saison Co. Ltd.	2.7	Diversified Financials
Esprit Holdings Ltd.	2.7	Retailing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Japanese Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Japanese Equity Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 25.50%, 25.06%, 25.11%, 25.83% and 25.50%, respectively. These returns compare to the 25.91% cumulative total return of the Fund’s benchmark, the Tokyo Price Index (TOPIX) (unhedged, with dividends reinvested), over the same time period.

The Japanese equity market rose sharply during the reporting period. This was driven by strong corporate earnings, an improving economy, and buoyant capital expenditures. In addition, cost reductions enhanced corporate profitability. The Fund generated solid returns during the reporting period and performed largely in line with its benchmark.

Overall, both stock selection and sector weightings contributed positively to Fund performance. In particular, the Fund’s Finance, Steel, and Real Estate stocks enhanced results. In contrast, the Fund’s positions in Precision Instruments and Retail detracted from results. Among the top contributors to performance were Leopalace21 Corp., Urban Corp., and Sumitomo Metal.

An example of a stock that detracted from performance was KDDI Corp. The company is a major mobile phone operator and long-distance telephone service provider. Though its fundamentals are improving due to an expanding share of new subscribers and improving average revenue per subscriber, the market focused on intensifying competition in the industry from new entrants. This pushed stock prices down across the sector.

  Portfolio Composition

In managing the Fund, we seek to generate above-average returns over time through careful bottom-up stock selection based on extensive, firsthand fundamental research and a long-term investment horizon. Given this process, the Fund’s sector weightings are the by-product of individual stock holdings rather than sector-based decisions. As of February 28, 2006, the Fund held overweight positions in Chemicals, Glass/ Ceramic, and Finance. Conversely, it had underweights in the Telecommunications, Banks, and Electricity/ Gas industries.

  Portfolio Highlights

There were a number of holdings that enhanced results during the reporting period, including the following:

■	Leopalace21 Corp. — Leopalace21 is engaged in the construction and subleasing of Leopalace21-brand apartment houses. The stock performed well on the back of strong real estate sector performance during the period.

PORTFOLIO RESULTS

■	Urban Corp. — Urban Corp. is a retail property developer and sales agent. It is also engaged in the redevelopment of non- performing property assets and real estate funds management. Its shares rose during the period due to a combination of favorable conditions in the retail property market. In addition, the company experienced a rapid expansion in its funds management business, which has resulted in strong earnings growth.

■	Sumitomo Metal — Sumitomo Metal is a major integrated steel maker and a leading crude steel producer. Rising steel prices have helped steel makers in general perform well and Sumitomo Metal performed better than its peers did. We believe this was due to its product mix, which includes steel tube and pipes. This segment of the steel business is facing a tight supply/demand environment. We eliminated the position during the reporting period to capture profits.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Japanese Equity Team

Tokyo, March 17, 2006

FUND BASICS

Japanese Equity Fund

as of February 28, 2006

PERFORMANCE REVIEW

September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	TOPIX (unhedged)[2]

Class A	25.50%	25.91%
Class B	25.06	25.91
Class C	25.11	25.91
Institutional	25.83	25.91
Service	25.50	25.91

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The TOPIX (unhedged, with dividends reinvested) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Since Inception	Inception Date

Class A	23.55%	-0.05%	4.41%	5/1/98
Class B	24.90	0.06	4.60	5/1/98
Class C	28.83	0.49	4.61	5/1/98
Institutional	31.36	1.62	5.77	5/1/98
Service	30.83	1.30	5.35	5/1/98

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Mitsubishi Tokyo Financial Group, Inc.	3.4%	Banks
Toyota Motor Corp.	3.4	Automobiles
Sumitomo Mitsui Financial Group, Inc.	3.2	Banks
Ricoh Co. Ltd.	2.7	Electronic Equipment
KDDI Corp.	2.5	Fixed-Line Telecommunication Services
ORIX Corp.	2.4	Consumer Finance
The Chiba Bank Ltd.	2.3	Banks
Asahi Glass Co. Ltd.	2.3	Building & Construction Materials
Nissan Motor Co. Ltd.	2.1	Automobiles
Kubota Corp.	2.0	Engineering — General

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

International Small Cap Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs International Small Cap Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 17.10%, 16.66%, 16.66%, 17.27% and 17.00%, respectively. These returns compare to the 17.83% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index (unhedged with dividends reinvested), over the same time period.

During the reporting period, the Fund generated positive results but lagged its benchmark. The Fund’s position in Techtronic Industries Co. Ltd., a Hong Kong-based manufacturer of outdoor power equipment and floor care appliances, was the leading detractor from performance during the period. The company’s share price fell in January 2006 after Home Depot, one of Techtronic’s largest customers, delayed a large order across all of its suppliers of outdoor power equipment and floor care appliances. This led to a profit warning by Techtronics. This slowdown in orders for Techtronics was not particular to the company, as the delay was across Home Depot’s entire supply chain. In addition, Techtronics has been increasing market share through growth in different segments of the market and we believe it is also a beneficiary of the global outsourcing trend to Asia.

March Networks Corp., a UK provider of digital surveillance security solutions, was the leading positive contributor to performance during the period as it announced solid preliminary results for the fiscal second quarter 2006. The company generated strong earnings and revenue growth, driven by a significant increase in orders from new and existing customers for its digital video recorder. March Networks also raised its guidance for the second time in twelve months.

  Portfolio Composition

We maintain our focus on individual security selection rather than taking large sector and country under- or overweight positions. In addition, we strive to own quality businesses with enduring franchises and exceptional managements that have the potential to perform well in a variety of markets. We believe that value is created through rigorous fundamental analysis that identifies small-cap companies operating in clear and defensible market niches. Additionally, these companies might be well positioned to benefit from structural change in the marketplace. During the period, the Fund was overweight in the Industrials and Consumer Discretionary sectors and underweight in the Financials, Consumer Staples, and Materials sectors.

PORTFOLIO RESULTS

  Portfolio Highlights

Although the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following:

■	Valkyries Petroleum Corp. — Valkyries Petroleum is a Canadian oil-exploration company. It performed strongly, especially since the start of 2006, after rival exploration company Lukoil announced a significant oil find in a field adjacent to one currently being explored by Valkyries. This increased the attractiveness of the area in general and pushed up Valkyries’ share price. The company is now on track with its drilling program for 2006 and has executed well on its business plan thus far.

■	Interhyp AG — The share price of Interhyp, a German mortgage provider, rose during the period driven by an increase in residential mortgage demand. The company has been increasing its share of a market that is characterized by low penetration and experiencing a general pick up in growth after a long period of below-average growth.

■	Tocalo Co. Ltd. — Tocalo is a leader in thermal spray coating technology in Japan. Its shares rose after announcing first-half results that were ahead of expectations on the back of an increase in Japanese industrial production. The company’s share price also benefited from an improved outlook for semiconductor manufacturing equipment. Approximately 40% of the company’s sales are for semiconductor production equipment and LCD manufacturing equipment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs International Small Cap Equity Investment Team

London, March 17, 2006

FUND BASICS

International Small Cap Fund

as of February 28, 2006

PERFORMANCE REVIEW

September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	MSCI EAFE Small Cap Index (unhedged)[2]

Class A	17.10%	17.83%
Class B	16.66	17.83
Class C	16.66	17.83
Institutional	17.27	17.83
Service	17.00	17.83

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Small Cap Index (unhedged) includes approximately 1,000 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Since Inception	Inception Date

Class A	13.71%	6.30%	8.27%	5/1/98
Class B	14.29	6.53	8.49	5/1/98
Class C	18.38	6.84	8.48	5/1/98
Institutional	20.74	8.09	9.71	5/1/98
Service	20.19	7.57	9.15	5/1/98

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Greek Organization of Football Prognostics	1.7%	Consumer Services
Valentino Fashion Group SpA	1.6	Consumer Durables & Apparel
Dawnay Day Carpathian PLC	1.6	Real Estate
Nissha Printing Co. Ltd.	1.6	Commercial Services & Supplies
CKD Corp.	1.5	Capital Goods
Carter & Carter Group PLC	1.5	Commercial Services & Supplies
Tocalo Co. Ltd.	1.4	Capital Goods
Ballast Nedam NV	1.4	Capital Goods
ElringKlinger AG	1.4	Automobiles & Components
Buhrmann NV	1.4	Commercial Services & Supplies

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Emerging Markets Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Emerging Markets Equity Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 30.49%, 30.06%, 30.11%, 30.88% and 30.49%, respectively. These returns compare to the 30.23% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested), over the same time period.

During the period, the Fund generated very strong returns and performed largely in line with its benchmark. Leading contributors to performance included Telemig Celular SA, Kookmin Bank, and LUKOIL ADR. Positive performance was somewhat offset by the Fund’s investment in OTP Bank Rt. GDR, Career Technology Co. Ltd, and Mobile TeleSystems.

  Regional Allocation

On a regional basis, the Fund’s performance was enhanced by solid economic growth across many emerging regions, as well as robust commodity prices. Strength in Europe benefited performance. In particular, an overweight in Russia was beneficial due to high energy prices, which filtered into the domestic economy and drove consumption. Latin America was again one of the strongest regions, with an overweight in Brazil enhancing results. Brazil’s market surged on the back of strong commodities prices and improved domestic economy. This, in turn, aided the Fund’s materials and telecommunications services holdings. An overall underweight in emerging Asia once again contributed positively to results. In particular, an underweight in Taiwan benefited the Fund as its market lagged during the beginning of the period after Taiwanese exporters fell on the back of concerns of a slower growth in the U.S. Elsewhere in Asia, stock selection in India hurt performance, driven primarily by our position in Jet Airways Ltd. The company posted a decline in quarterly profits and faced increased competition.

  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	Telemig Celular SA — Telemig Celular, a Brazilian mobile operator, was the leading contributor to performance during the reporting period. During 2005, the Brazilian wireless industry performed poorly due to heavy competition. However, in 2006, a more rational business approach by competitors led to an improved environment leading to rising share prices in the industry as analysts expected an improvement in sector profitability.

PORTFOLIO RESULTS

■	Kookmin Bank — Kookmin Bank performed very well during the period as it reported a strong set of quarterly results in 2005. The company’s earnings have consistently exceeded consensus expectations due to lower non-performing loans and improvements in net interest margins. The operational and asset quality improvements have led to upgrades by analysts, which have helped to sustain positive momentum on the price of the stock.

■	LUKOIL ADR — LUKOIL, Russia’s biggest oil producer, was the leading contributor to performance. The company’s shares rose on the back of the company’s strong third-quarter 2005 results. High oil prices and production drove record earnings for the company, beating analysts’ expectations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Emerging Markets Equity Investment Team

New York, London and Singapore March 17, 2006

FUND BASICS

Emerging Markets Equity Fund

as of February 28, 2006

PERFORMANCE REVIEW

September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	MSCI EMF Index[2]

Class A	30.49%	30.23%
Class B	30.06	30.23
Class C	30.11	30.23
Institutional	30.88	30.23
Service	30.49	30.23

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI Emerging Markets Free Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Since Inception	Inception Date

Class A	32.58%	16.54%	8.26%	12/15/97
Class B	34.30	17.03	8.49	12/15/97
Class C	38.29	17.16	8.47	12/15/97
Institutional	40.91	18.53	9.71	12/15/97
Service	40.16	18.06	8.91	12/15/97

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 COMPANY HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Samsung Electronics Co. Ltd.	5.5%	Semiconductors & Semiconductor Equipment
LUKOIL ADR	4.0	Energy
iShares MSCI Emerging Markets Index	3.3	Exchange Traded Funds
Kookmin Bank	3.3	Banks
Petroleo Brasileiro SA ADR	2.9	Energy
America Movil SA de CV ADR	2.7	Telecommunication Services
Taiwan Semiconductor	2.4	Semiconductors & Semiconductor Equipment
Turkiye Is Bankasi Series C	2.3	Banks
Hon Hai Precision	2.1	Technology Hardware & Equipment
Hyundai Motor Co. Ltd.	2.1	Automobiles & Components

[4]	The top 10 company holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Asia Equity Fund

Dear Shareholder,

This report provides a an overview on the performance of the Goldman Sachs Asia Equity Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 16.34%, 15.91%, 15.99% and 16.63%, respectively. These returns compare to the 19.51% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex-Japan Index (unhedged, with dividends reinvested), over the same time period.

While the Fund generated positive returns during the reporting period, it underperformed its benchmark. Fund performance was strong during the first four months of the period as it benefited from overweight positions in key Financials, Consumer Discretionary, Telecom, and Technology stocks. The Fund’s Financials, Telecom, and Technology holdings continued to be beneficial as the period progressed. However, during the last two months of the reporting period, weakness in some of the Fund’s Consumer Discretionary stocks hurt performance. For example, in Hong Kong, the share prices of Techtronic Industries Co. Ltd. and Esprit Holdings Ltd. were sold down on the back of earnings disappointments. The Fund’s underweight in Industrials, Materials, and Consumer Staples was also detrimental to performance.

  Regional Allocation

As of February 28, 2006, the Fund was overweight in Indonesia and India, and underweight in Taiwan, Malaysia, and China.

  Portfolio Highlights

Although the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following:

■	Kookmin Bank — Kookmin Bank performed very well during the period as it reported a strong set of quarterly results in 2005. The company’s earnings have consistently exceeded consensus expectations due to lower non-performing loans and improvements in net interest margins. The operational and asset quality improvements have led to upgrades by analysts, which have helped to sustain positive momentum on the price of the stock.

■	Daishin Securities Co. — Daishin Securities was a key beneficiary of the rally in the Korean stock market, as securities stocks were most sensitive to an increase in trading volume. Continued optimism in the strength of the domestic economy was also a key factor in sustaining interest on equities.

PORTFOLIO RESULTS

■	Samsung Electronics Co. Ltd. — Samsung Electronics’ shares were strong due to excitement over its NAND flash business. NAND flash devices offer storage space for memory cards used in electronic devices such as digital cameras and MP3 players. Recent quarterly results have not only shown strength in demand, but margin improvement was also evident due to cost reductions and yield enhancements.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Asia Equity Investment Team

Singapore, March 17, 2006

FUND BASICS

Asia Equity Fund

as of February 28, 2006

PERFORMANCE REVIEW

		MSCI AC Asia Free ex-Japan
September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	Index (unhedged)[2]

Class A	16.34%	19.51%
Class B	15.91	19.51
Class C	15.99	19.51
Institutional	16.63	19.51

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI All Country Asia Free ex-Japan Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 11 Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	15.41%	8.97%	-0.52%	0.33%	7/8/94
Class B	16.12	9.27	n/a	-1.89	5/1/96
Class C	20.15	9.52	n/a	-1.12	8/15/97
Institutional	22.60	10.91	n/a	-0.26	2/2/96

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 COMPANY HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Samsung Electronics Co. Ltd.	5.8%	Semiconductors & Semiconductor Equipment
Kookmin Bank	4.7	Banks
Hyundai Motor Co. Ltd.	3.6	Automobiles & Components
Taiwan Semiconductor	3.5	Semiconductors & Semiconductor Equipment
Esprit Holdings Ltd.	3.0	Retailing
Hana Financial Group, Inc.	2.9	Banks
Samsung Electronics Co. Ltd. (Preferred)	2.8	Semiconductors & Semiconductor Equipment
Techtronic Industries Co. Ltd.	2.6	Consumer Durables & Apparel
Hon Hai Precision	2.6	Technology Hardware & Equipment
PT Telekomunikasi Indonesia	2.5	Telecommunication Services

[4]	The top 10 company holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 96.7%

Austria – 1.5%
2,336	Erste Bank der oesterreichischen Sparkassen AG* (Banks)	$139,627
8,765	Erste Bank der oesterreichischen Sparkassen AG (Banks)	532,797

		672,424

Denmark – 2.0%
15,658	Novo-Nordisk A/S Class B (Pharmaceuticals & Biotechnology)	920,420

Finland – 1.5%
140,443	M-real Oyj (Materials)	704,578

France – 14.5%
4,116	Air Liquide SA(a) (Materials)	812,184
21,800	Credit Agricole SA (Banks)	796,261
52,403	France Telecom SA (Telecommunication Services)	1,144,828
6,223	LVMH Moet Hennessy Louis Vuitton SA(a) (Consumer Durables & Apparel)	565,286
8,130	Sanofi-Aventis (Pharmaceuticals & Biotechnology)	692,068
10,545	Total SA Class B (Energy)	2,652,053

		6,662,680

Germany – 5.5%
7,711	E.ON AG (Utilities)	854,201
13,341	Schering AG (Pharmaceuticals & Biotechnology)	960,059
7,801	Siemens AG (Capital Goods)	716,421

		2,530,681

Greece – 1.6%
34,020	Hellenic Telecommunications Organization SA (OTE)* (Telecommunication Services)	723,778

Ireland – 2.0%
27,568	CRH PLC (Materials)	900,829

Italy – 7.1%
152,913	Banca Intesa SpA (Banks)	903,467
15,997	Fastweb* (Telecommunication Services)	771,080
52,088	Mediaset SpA (Media)	613,052
133,000	UniCredito Italiano SpA* (Banks)	967,358

		3,254,957

Netherlands – 6.3%
26,423	ING Groep NV (Diversified Financials)	993,133
16,181	Koninklijke (Royal) Philips Electronics NV* (Consumer Durables & Apparel)	526,584
46,332	Vedior NV (Commercial Services & Supplies)	874,699
16,182	VNU NV (Media)	524,329

		2,918,745

Spain – 6.3%
71,504	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,454,148
98,939	Banco Santander Central Hispano SA (Banks)	1,445,455

		2,899,603

Sweden – 3.3%
19,580	Svenska Cellulosa AB (SCA) Class B (Materials)	821,079
205,130	Telefonaktiebolaget LM Ericsson Series B (Technology Hardware & Equipment)	698,977

		1,520,056

Switzerland – 7.8%
31,683	Credit Suisse Group (Diversified Financials)	1,754,768
34,435	Novartis AG(a) (Pharmaceuticals & Biotechnology)	1,853,052

		3,607,820

United Kingdom – 34.3%
66,318	British Sky Broadcasting Group PLC (Media)	587,820
121,685	Cattles PLC (Diversified Financials)	740,213
76,466	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	1,942,160
71,121	HSBC Holdings PLC (Banks)	1,217,114
274,078	Old Mutual PLC (Insurance)	902,358
133,832	Prudential PLC (Insurance)	1,415,874
29,493	Reckitt Benckiser PLC (Household & Personal Products)	1,050,110
115,117	Rexam PLC (Materials)	1,023,646
55,486	Royal Bank of Scotland Group PLC (Banks)	1,855,946
2,489	Royal Dutch Shell PLC ADR Series B (Energy)	75,037
52,608	Royal Dutch Shell PLC Series B (Energy)	1,654,023
200,489	Tesco PLC (Food & Staples Retailing)	1,188,104

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
24,510	Travis Perkins PLC (Retailing)	$637,798
773,659	Vodafone Group PLC (Telecommunication Services)	1,482,328

		15,772,531

United States – 3.0%
26,900	Carnival Corp. (Consumer Services)	1,389,385

TOTAL COMMON STOCKS
(Cost $38,699,675)		$44,478,487

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Short-Term Obligations – 5.6%

State Street Bank & Trust Euro – Time Deposit
EUR 839,065	2.31%	03/01/2006	$1,000,249
1,308,621	2.33	03/02/2006	1,560,006

TOTAL SHORT-TERM OBLIGATIONS
(Cost $2,555,404)			$2,560,255

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $41,255,079)			$47,038,742

Shares	Description	Value
Securities Lending Collateral – 5.5%

2,544,200	Boston Global Investment Trust – Enhanced Portfolio	$2,544,200
(Cost $2,544,200)

TOTAL INVESTMENTS – 107.8%
(Cost $43,799,279)		$49,582,942

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

•	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

 Currency Description

 EUR = Euro

*	Non-income producing security.

(a)	All or portion of security is on loan.

Investment Abbreviation:
ADR	—	American Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Banks	20.2%
Capital Goods	1.6
Commercial Services & Supplies	1.9
Consumer Durables & Apparel	2.4
Consumer Services	3.0
Diversified Financials	7.6
Energy	9.5
Food & Staples Retailing	2.6
Household & Personal Products	2.3
Insurance	5.0
Materials	9.3
Media	3.7
Pharmaceuticals & Biotechnology	13.8
Retailing	1.4
Short-term Investments#	11.1
Technology Hardware & Equipment	1.5
Telecommunication Services	9.0
Utilities	1.9

TOTAL INVESTMENTS	107.8%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2006, the following futures contracts were open as follows:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long	Month	Value	Gain

Dow Jones Euro Stoxx 50 Index	21	March 2006	$727,230	$6,652

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 99.3%

Australia – 1.8%
1,574,359	Alumina Ltd. (Materials)	$8,057,665

France – 10.6%
318,199	Credit Agricole SA (Banks)	11,622,450
434,395	France Telecom SA (Telecommunication Services)	9,490,057
67,392	Total SA Class B(a) (Energy)	16,948,992
117,018	Vinci SA (Capital Goods)	10,801,373

		48,862,872

Germany – 5.7%
140,691	E.ON AG (Utilities)	15,585,326
148,373	Schering AG (Pharmaceuticals & Biotechnology)	10,677,372

		26,262,698

Hong Kong – 7.5%
1,644,000	Esprit Holdings Ltd. (Retailing)	12,573,136
34,212,000	PICC Property and Casualty Co. Ltd. (Insurance)	11,564,859
6,058,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	10,531,231

		34,669,226

Hungary – 2.5%
155,600	OTP Bank Rt. GDR (Banks)	11,654,440

Italy – 2.0%
192,008	Fastweb*(a) (Telecommunication Services)	9,255,087

Japan – 18.3%
266,400	Credit Saison Co. Ltd. (Diversified Financials)	12,581,396
1,014,000	Hitachi Metals Ltd. (Materials)	10,733,917
829	Millea Holdings, Inc. (Insurance)	16,870,156
621,400	Nomura Holdings, Inc. (Diversified Financials)	11,858,245
184,300	Shin-Etsu Chemical Co. Ltd. (Materials)	9,812,669
3,011,000	Taiheiyo Cement Corp.(a) (Materials)	12,956,041
172,500	Union Tool Co.(a) (Capital Goods)	9,136,423

		83,948,847

Netherlands – 6.8%
288,537	ING Groep NV (Diversified Financials)	10,844,931
438,492	TNT NV (Transportation)	14,263,532
189,811	VNU NV (Media)	6,150,253

		31,258,716

Russia – 3.8%
149,500	LUKOIL ADR (Energy)	11,945,050
155,900	Mobile Telesystems ADR (Telecommunication Services)	5,623,313

		17,568,363

South Korea – 5.9%
294,815	Hyundai Motor Co. Ltd. GDR(b) (Automobiles & Components)	12,559,119
47,700	Samsung Electronics Co. Ltd. GDR(b) (Semiconductors & Semiconductor Equipment)	14,649,615

		27,208,734

Spain – 2.4%
539,445	Banco Bilbao Vizcaya Argentaria SA (Banks)	10,970,471

Sweden – 3.0%
330,538	Svenska Cellulosa AB (SCA) Series B (Materials)	13,860,981

Switzerland – 5.9%
172,875	Credit Suisse Group (Diversified Financials)	9,574,709
14,746	Nestle SA (Food Beverage & Tobacco)	4,335,377
244,411	Novartis AG(a) (Pharmaceuticals & Biotechnology)	13,152,496

		27,062,582

Taiwan – 1.4%
499,475	Hon Hai Precision Industry Co. Ltd. GDR (Technology Hardware & Equipment)	6,268,411

United Kingdom – 21.7%
1,272,176	Amvescap PLC (Diversified Financials)	12,017,297
1,523,613	Bodycote International PLC (Capital Goods)	6,956,633
476,400	BP PLC (Energy)	5,269,953
161,593	Carnival PLC (Hotels, Restaurants & Leisure)	8,828,057
559,168	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	14,202,312
1,177,391	Prudential PLC (Insurance)	12,456,190
293,181	Royal Bank of Scotland Group PLC (Banks)	9,806,581
5,657,279	Vodafone Group PLC (Telecommunication Services)	10,839,325
2,766,896	W.M. Supermarkets PLC (Food & Staples Retailing)	10,344,872
803,077	WPP Group PLC (Media)	9,326,467

		100,047,687

TOTAL COMMON STOCKS
(Cost $351,782,847)		$456,956,780

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.9%

State Street Bank & Trust Euro – Time Deposit
$4,350,000	4.20%	03/01/2006	$4,350,000
(Cost $4,350,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $356,132,847)			$461,306,780

Shares	Description	Value
Securities Lending Collateral – 8.1%

37,260,290	Boston Global Investment Trust – Enhanced Portfolio	$37,260,290
(Cost $37,260,290)

TOTAL INVESTMENTS – 108.3%
(Cost $393,393,137)		$498,567,070

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $27,208,734, which represents approximately 5.9% of net assets as of February 28, 2006.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	2.7%
Banks	9.6
Capital Goods	5.8
Consumer Durables & Apparel	2.3
Diversified Financials	12.4
Energy	7.4
Food & Staples Retailing	2.2
Food Beverage & Tobacco	0.9
Hotels, Restaurants & Leisure	1.9
Insurance	8.9
Materials	12.0
Media	3.4
Pharmaceuticals & Biotechnology	8.3
Retailing	2.7
Semiconductors & Semiconductor Equipment	3.2
Short-term Investments#	9.0
Technology Hardware & Equipment	1.4
Telecommunication Services	7.7
Transportation	3.1
Utilities	3.4

TOTAL INVESTMENTS	108.3%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 96.5%

16,850	AIFUL Corp. (Consumer Finance)	$1,126,211
50,000	Air Water, Inc.(a) (Oil & Gas – Exploration & Production)	471,294
8,300	ARRK Corp. (Diversified Industrials)	594,034
107,000	Asahi Glass Co. Ltd.(a) (Building & Construction Materials)	1,511,149
162,000	ASAHI KASEI Corp. (Chemicals – Commodity)	1,068,611
19,000	ASKUL Corp.(a) (Retailers e-commerce)	515,413
26,400	Astellas Pharma, Inc. (Pharmaceuticals)	1,019,179
55,000	Bosch Automotive Systems Corp.(a) (Auto Parts)	238,075
12,700	Canon, Inc. (Electronic Equipment)	792,938
10,400	Cawachi Ltd. (Food & Drug Retailers)	403,169
43,000	Daido Steel Co. Ltd. (Steel)	375,390
44,000	DAIICHI SANKYO Co. Ltd. (Pharmaceuticals)	908,470
259,000	Dainippon Ink and Chemicals, Inc. (Chemicals – Specialty)	1,050,385
36,500	Denso Corp. (Auto Parts)	1,331,533
13,200	Eneserve Corp.(a) (Electricity)	227,961
10,000	Fanuc Ltd. (Electronic Equipment)	843,249
141,000	FUJI ELECTRIC HOLDINGS Co. Ltd. (Electrical Equipment)	659,194
8,600	Fuji Seal International, Inc. (Packaging)	250,663
279	Fuji Television Network, Inc. (Broadcasting Contractors)	675,424
9,300	Hirose Electric Co. Ltd. (Electrical Equipment)	1,255,489
72,000	Hitachi Cable, Ltd. (Electrical Equipment)	406,452
104,000	Hitachi Metals Ltd. (Non-Ferrous Metals)	1,100,915
12,500	Honda Motor Co. Ltd. (Automobiles)	730,129
29,000	Hoya Corp. (Electronic Equipment)	1,150,550
27,000	JFE Holdings, Inc. (Steel)	995,191
23,000	JOINT Corp. (Builders Merchants)	660,298
322	KDDI Corp. (Fixed-Line Telecommunication Services)	1,653,889
57,000	Komatsu Ltd. (Commercial Vehicles & Trucks)	1,010,871
16,000	Kose Corp. (Personal Products)	655,788
137,000	Kubota Corp. (Engineering – General)	1,339,837
42,000	Kyowa Exeo Corp. (Engineering – General)	541,915
27,200	Leopalace21 Corp. (Real Estate Holding & Development)	978,350
800	Matsushita Electric Works Ltd. (Building & Construction Materials)	9,320
54,000	Mitsubishi Corp. (Diversified Industrials)	1,252,861
153	Mitsubishi Tokyo Financial Group, Inc. (Banks)	2,271,643
74,000	Mitsui & Co., Ltd. (Diversified Industrials)	1,012,428
19,000	Mitsui Fudosan Co. Ltd. (Real Estate Holding & Development)	394,677
97,000	Mitsui O.S.K. Lines Ltd. (Shipping & Ports)	707,271
93,000	Mitsui Sumitomo Insurance Co. Ltd. (Insurance – Non-Life)	1,226,530
119,000	Mitsukoshi Ltd.(a) (Retailers)	676,671
16,000	NEOMAX Co. Ltd. (Engineering Fabricators)	472,189
120	Net One Systems Co. Ltd. (Telecommunication Equipment)	240,327
7,500	Nihon Dempa Kogyo Co. Ltd. (Electronic Equipment)	313,651
43,000	Nissan Chemical Industries Ltd. (Chemicals – Specialty)	707,565
122,000	Nissan Motor Co. Ltd. (Automobiles)	1,400,527
3,250	Nitori Co. Ltd. (Furnishings & Floor Coverings)	159,965
6,100	Nitto Denko Corp. (Chemicals – Specialty)	523,474
10,000	NOK Corp. (Auto Parts)	291,982
57,000	Nomura Holdings, Inc. (Investment Banks)	1,087,737
20,000	NS Solutions Corp. (Computer Services)	510,995
6,100	ORIX Corp. (Consumer Finance)	1,605,951
134	Pasona, Inc.(a) (Commercial Services)	272,380
155,000	Penta-Ocean Construction Co., Ltd.* (Engineering & Construct)	317,160
18,700	Plenus Co. Ltd.(a) (Restaurants, Pubs & Breweries)	574,651
9,900	Resorttrust, Inc. (Hotels)	329,080
96,000	Ricoh Co. Ltd. (Electronic Equipment)	1,777,473
14,600	Ryohin Keikaku Co. Ltd. (Retailers – Multi Department)	1,095,560
52,000	SANKEN ELECTRIC Co. Ltd.(a) (Electrical Equipment)	774,317
300	Secom Co. Ltd. (Security & Alarm Services)	14,885
173,000	Shimadzu Corp.(a) (Medical Equipment & Supplies)	1,069,278
24,800	Shin-Etsu Chemical Co. Ltd. (Chemicals – Specialty)	1,320,424
39,000	Shionogi & Co., Ltd. (Health & Personal Care)	537,781
9,300	Sumisho Lease Co. Ltd. (Business Support Services)	450,760

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

197	Sumitomo Mitsui Financial Group, Inc. (Banks)	$2,151,513
35,000	Sumitomo Rubber Industries, Ltd. (Tires & Rubber)	422,551
250,000	Taiheiyo Cement Corp. (Building & Construction Materials)	1,075,726
14,600	Takeda Chemical Industries Ltd. (Pharmaceuticals)	813,285
185,000	The Chiba Bank Ltd. (Banks)	1,558,253
58,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	588,037
22,000	Toei Co., Ltd. (Broadcasting Contractors)	147,355
230,000	Tokyo Gas Co. Ltd. (Gas Distribution)	1,047,193
42,500	Toyota Motor Corp. (Automobiles)	2,265,565
24,000	Tsumura & Co. (Medical Equipment & Supplies)	621,675
6,000	Union Tool Co. (Engineering – General)	317,789
51,500	Urban Corp. (Real Estate Holding & Development)	754,606
28,000	USHIO, Inc. (Electrical Equipment)	684,247
303	West Japan Railway Co. (Rail, Road & Freight)	1,228,173
58,000	Yamato Transport Co. Ltd. (Rail, Road & Freight)	1,108,445

TOTAL COMMON STOCKS
(Cost $50,552,349)		$64,725,942

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.5%

State Street Bank & Trust Euro – Time Deposit
$972,000	4.20%	03/01/2006	$972,000
(Cost $972,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $51,524,349)			$65,697,942

Shares	Description	Value
Securities Lending Collateral – 7.1%

4,767,935	Boston Global Investment Trust – Enhanced Portfolio	$4,767,935
(Cost $4,767,935)

TOTAL INVESTMENTS – 105.1%
(Cost $56,292,284)		$70,465,877

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

As a % of
Net Assets
Investments Industry Classifications†

Auto Parts	2.8%
Automobiles	6.6
Banks	9.8
Broadcasting Contractors	1.2
Builders Merchants	1.0
Building & Construction Materials	3.9
Business Support Services	0.6
Chemicals – Commodity	1.6
Chemicals – Specialty	5.4
Commercial Services	0.4
Commerical Vehicles & Trucks	1.5
Computer Services	0.8
Consumer Finance	4.1
Diversified Industrials	4.3
Electrical Equipment	5.6
Electricity	0.3
Electronic Equipment	7.3
Engineering – General	3.3
Engineering Fabricators	0.7
Engineering & Construction	0.5
Fixed-Line Telecommunication Services	2.5
Food & Drug Retailers	0.6
Furnishings & Floor Coverings	0.2
Gas Distribution	1.6
Health & Personal Care	0.8
Hotels	0.5
Insurance – Non-Life	1.8
Investment Banks	1.6
Medical Equipment & Supplies	2.5
Non-Ferrous Metals	1.6
Oil & Gas – Exploration & Production	0.7
Packaging	0.4
Personal Products	1.0
Pharmaceuticals	4.0
Rail, Road & Freight	3.5
Real Estate Holding & Development	3.2
Restaurants, Pubs & Breweries	0.9
Retailers	1.0
Retailers – Multi Department	1.6
Retailers e-commerce	0.8
Shipping & Ports	1.0
Short-term Investments#	8.6
Steel	2.0
Telecommunications Equipment	0.4
Tires & Rubber	0.6

TOTAL INVESTMENTS	105.1%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%

Australia – 1.5%
344,178	Coates Hire Ltd. (Capital Goods)	$1,498,899
515,235	Great Southern Plantations Ltd.(a) (Materials)	1,451,414

		2,950,313

Austria – 2.0%
20,458	Agrana Beteiligungs AG (Food Beverage & Tobacco)	1,902,399
77,022	Semperit AG Holding (Automobiles & Components)	2,134,728

		4,037,127

Bermuda – 0.5%
178,454	Energy XXI Acquisition Corp. (Bermuda) Ltd. (Energy)	972,574

Canada – 0.6%
94,900	Valkyries Petroleum Corp.* (Energy)	1,093,089

Finland – 1.3%
1	TietoEnator Oyj (Software & Services)	36
96,841	Vacon Oyj (Capital Goods)	2,489,167

		2,489,203

France – 2.4%
67,089	Saft Groupe SA* (Capital Goods)	1,939,458
79,676	Trader Classified Media NV (Media)	1,085,300
2,243	Vallourec SA (Capital Goods)	1,754,907

		4,779,665

Germany – 9.3%
11,173	Arques Industries AG(a) (Diversified Financials)	1,513,029
55,980	CENTROTEC Sustainable AG* (Materials)	2,119,633
190,559	Curanum AG (Health Care Equipment & Services)	1,749,173
62,913	ElringKlinger AG (Automobiles & Components)	2,821,446
70,884	IDS Scheer AG(a) (Software & Services)	1,521,014
6,621	Interhyp AG* (Banks)	903,736
104,351	Pfleiderer AG* (Capital Goods)	2,567,910
24,602	Surteco AG (Consumer Durables & Apparel)	938,790
102,362	TA Triumph-Adler AG* (Commercial Services & Supplies)	208,664
40,314	Techem AG*(a) (Commercial Services & Supplies)	1,757,664
94,377	Thielert AG* (Automobiles & Components)	2,126,378

		18,227,437

Greece – 3.0%
292,500	Bank of Cyprus Public Co. Ltd. (Banks)	2,496,684
89,810	Greek Organization of Football Prognostics (Consumer Services)	3,402,199

		5,898,883

Hong Kong – 0.7%
780,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	1,355,953

India – 2.4%
113,140	Punj Lloyd Ltd.* (Capital Goods)	2,744,492
272,319	UTI Bank Ltd. (Banks)	2,015,190

		4,759,682

Indonesia – 1.2%
6,730,500	PT Bank Rakyat Indonesia (Banks)	2,372,065

Ireland – 1.8%
98,180	DCC PLC (Capital Goods)	2,242,471
72,179	IAWS Group PLC (Food Beverage & Tobacco)	1,205,111

		3,447,582

Italy – 4.4%
237,338	Astaldi SpA (Capital Goods)	1,603,154
397,000	Gruppo Coin SpA*(a) (Retailing)	1,803,075
262,334	Safilo SpA* (Consumer Durables & Apparel)	1,476,078
249,000	Sirti SpA (Technology Hardware & Equipment)	673,068
119,500	Valentino Fashion Group SpA* (Consumer Durables & Apparel)	3,200,984

		8,756,359

Japan – 26.0%
31,200	ARRK Corp. (Commercial Services & Supplies)	2,232,995
98,200	As One Corp. (Health Care Equipment & Services)	2,381,661
85,100	ASKUL Corp.(a) (Retailing)	2,308,509
52,000	C. Uyemura & Co. Ltd. (Materials)	2,461,792
205,000	CKD Corp.(a) (Capital Goods)	3,087,906
433,000	DAIHEN Corp. (Capital Goods)	2,092,713
49,000	Eneserve Corp.(a) (Capital Goods)	846,218
102,800	Hitachi Tool Engineering Ltd. (Capital Goods)	2,150,648
717	Japan Wind Development Co. Ltd. (Utilities)	1,390,756
299,000	Juki Corp.(a) (Consumer Durables & Apparel)	1,678,644
898	kabu.com Securities Co. Ltd.*(a) (Diversified Financials)	2,223,714
55,400	MODEC, Inc. (Energy)	1,443,958

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
18,057	Moshi Moshi Hotline, Inc.(a) (Commercial Services & Supplies)	$2,154,954
149,900	Neturen Co., Ltd.(a) (Materials)	1,813,270
159,000	Nihon Parkerizing Co. Ltd. (Materials)	2,348,301
94,000	Nissha Printing Co. Ltd. (Commercial Services & Supplies)	3,122,314
147,000	Pocket Card Co. Ltd.(a) (Diversified Financials)	1,646,918
57,200	Resorttrust, Inc. (Consumer Services)	1,901,351
18,600	Ryohin Keikaku Co. Ltd. (Retailing)	1,395,714
446,000	The Higashi-Nippon Bank Ltd. (Banks)	2,337,417
81,000	Tocalo Co. Ltd. (Capital Goods)	2,976,815
82,500	Tohokushinsha Film Corp. (Media)	2,498,743
60,000	Tokai Carbon Co., Ltd. (Materials)	346,092
77,500	Tomen Electronics Corp. (Technology Hardware & Equipment)	1,923,331
96,000	Tsumura & Co.(a) (Pharmaceuticals & Biotechnology)	2,486,700

		51,251,434

Mexico – 0.7%
85,675	Axtel SA de CV*(b) (Telecommunication Services)	1,434,097

Netherlands – 5.3%
38,753	Aalberts Industries NV (Capital Goods)	2,758,136
64,687	Ballast Nedam NV*(a) (Capital Goods)	2,831,939
165,006	Buhrmann NV (Commercial Services & Supplies)	2,764,661
42,856	Heijmans NV (Capital Goods)	2,042,442

		10,397,178

Norway – 3.7%
30,584	Aker Kvaerner ASA* (Energy)	2,470,814
92,734	Aktiv Kapital ASA(a) (Diversified Financials)	1,520,820
840,978	Stepstone ASA* (Commercial Services & Supplies)	1,552,015
30,019	TGS Nopec Geophysical Co. ASA* (Energy)	1,691,204

		7,234,853

Singapore – 2.3%
1,211,700	Ascendas Real Estate Investment Trust (Real Estate)	1,611,211
1,773,000	Citiraya Industries Ltd.* (Commercial Services & Supplies)	—
2,513,000	Macquarie International Infrastructure Fund Ltd. (Banks)	1,547,892
1,503,000	Yellow Pages (Singapore) Ltd. (Media)	1,432,860

		4,591,963

South Korea – 0.9%
322,340	Kiryung Electronics Co. Ltd.* (Technology Hardware & Equipment)	1,732,741

Sweden – 1.5%
173,796	Intrum Justitia AB* (Commercial Services & Supplies)	1,523,685
293,893	Observer AB(a) (Commercial Services & Supplies)	1,396,066

		2,919,751

Switzerland – 1.3%
1,121	Jelmoli Holding AG (Retailing)	1,811,372
432	Lindt & Spruengli AG (Food Beverage & Tobacco)	823,726

		2,635,098

Taiwan – 0.4%
798,000	Career Technology (MFG.) Co. Ltd. (Semiconductors & Semiconductor Equipment)	769,656

Thailand – 0.7%
584,900	Advanced Info Service Public Co. Ltd. (Telecommunication Services)	1,435,704

United Kingdom – 23.7%
773,494	Augean PLC* (Commercial Services & Supplies)	2,001,259
1,229,221	Billing Services Group Ltd.* (Automobiles & Components)	1,955,115
301,741	Carter & Carter Group PLC* (Commercial Services & Supplies)	3,014,742
306,432	Cattles PLC (Diversified Financials)	1,864,033
1,021,726	Christian Salvesen PLC (Transportation)	1,165,241
627,055	Chrysalis Group PLC (Media)	1,655,086
5,346,118	Corporate Services Group PLC* (Commercial Services & Supplies)	864,748
78,053	Cyberscan Technology, Inc.* (Consumer Services)	622,673

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
1,496,793	Dawnay Day Carpathian PLC* (Real Estate)	$3,137,501
245,530	Dignity PLC (Consumer Services)	2,002,066
896,277	European Nickel PLC* (Materials)	428,983
160,311	First Calgary Petroleums Ltd.* (Energy)	1,368,558
732,677	Heywood Williams Group PLC* (Capital Goods)	1,355,204
141,448	Imperial Energy Corp. Ltd.* (Energy)	1,502,267
235,535	International Metal Enterprises, Inc.* (Materials)	1,260,112
694	Luminar PLC (Consumer Services)	5,924
290,066	M&C Saatchi (Media)	467,553
57,721	March Networks Corp.* (Software & Services)	1,943,969
1,394,441	MFI Furniture Group PLC (Retailing)	2,244,195
523,850	MyTravel Group PLC* (Consumer Services)	2,099,403
32,800	NDS Group PLC ADR* (Software & Services)	1,579,320
1,146,565	Oriel Resources PLC* (Materials)	633,525
113,189	Qinetiq PLC* (Capital Goods)	393,615
385,880	Raymarine PLC (Technology Hardware & Equipment)	2,075,619
97,962	Redrow PLC (Consumer Durables & Apparel)	936,172
256,877	Ricardo PLC (Commercial Services & Supplies)	1,392,317
2,675,860	Sanctuary Group PLC (Media)	18,775
184,027	Sibir Energy PLC* (Energy)	1,656,291
570,369	Sierra Leone Diamond Co.* (Materials)	805,390
479,696	Strategic Equity Capital PLC* (Diversified Financials)	921,304
380,716	Taylor Nelson Sofres PLC (Media)	1,671,581
276,820	Unite Group PLC (Real Estate)	2,068,799
248,302	Wolfson Microelectronics PLC* (Technology Hardware & Equipment)	1,571,689

		46,683,029

TOTAL COMMON STOCKS
(Cost $151,956,528)		$192,225,436

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.4%

State Street Bank & Trust Euro – Time Deposit
$2,816,000	4.20%	03/01/2006	$2,816,000
(Cost $2,816,000)

		Expiration
Units	Description	Month	Value
Warrants* – 0.3%

Bermuda – 0.1%
408,384	Energy XXI Acquisition Corp. (Bermuda) Ltd. (Energy)	10/2009	$294,037

United Kingdom – 0.0%
31,958	Oriel Resources PLC (Materials)	02/2010	—

United States – 0.2%
579,362	International Metal Enterprises, Inc. (Materials)	10/2006	318,648

TOTAL WARRANTS
(Cost $246,937)			$612,685

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $155,019,465)			$195,654,121

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Securities Lending Collateral – 9.1%

17,903,580	Boston Global Investment Trust – Enhanced Portfolio	$17,903,580
(Cost $17,903,580)

TOTAL INVESTMENTS – 108.4%
(Cost $172,923,045)		$213,557,701

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,434,097, which represents approximately 0.7% of net assets as of February 28, 2006.

Investment Abbreviation:
ADR	—	American Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	4.6%
Banks	6.1
Capital Goods	19.0
Commercial Services & Supplies	11.7
Consumer Durables & Apparel	4.9
Consumer Services	5.1
Diversified Financials	4.7
Energy	6.3
Food Beverage & Tobacco	2.0
Healthcare Equipment & Services	2.1
Materials	7.1
Media	4.9
Pharmaceuticals & Biotechnology	1.3
Real Estate	3.5
Retailing	4.8
Semiconductors & Semiconductor Equipment	0.4
Short-term Investments#	10.5
Software & Services	2.6
Technology Hardware & Equipment	4.0
Telecommunication Services	1.5
Transportation	0.6
Utilities	0.7

TOTAL INVESTMENTS	108.4%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2006, the following futures contracts were open as follows:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long	Month	Value	Gain

Dow Jones Euro Stoxx 50 Index	32	March 2006	$1,440,819	$90,039
FTSE 100 Index	6	March 2006	606,691	25,743

			$2,047,510	$115,782

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 80.6%

Austria – 1.4%
148,312	Erste Bank der oesterreichischen Sparkassen AG* (Banks)	$8,864,887

Brazil – 6.4%
316,300	Banco Itau Holding Financeira SA ADR(a) (Banks)	10,336,684
89,600	Petroleo Brasileiro SA ADR Voting Shares (Energy)	7,843,584
217,700	Petroleo Brasileiro SA ADR (Energy)	17,409,469
290,174	Vivax SA* (Media)	3,696,353

		39,286,090

China – 4.7%
16,802,000	China Petroleum and Chemical Corp. (Sinopec) Class H (Energy)	9,996,217
8,449,000	PetroChina Co. Ltd. Class H (Energy)	8,216,669
1,064,000	Weichai Power Co. Ltd. Class H (Capital Goods)	1,721,881
10,323,600	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	8,411,359

		28,346,126

Hong Kong – 2.2%
15,523,000	China Construction Bank Class H*(b) (Banks)	7,253,364
3,428,000	China Netcom Group Corp. (Hong Kong) Ltd. (Telecommunication Services)	6,086,582

		13,339,946

Hungary – 2.1%
170,915	OTP Bank Rt. GDR(a) (Banks)	12,801,533

India – 6.0%
863,187	Bharti Tele-Ventures Ltd.* (Telecommunication Services)	7,049,077
125,548	Infosys Technologies Ltd. (Software & Services)	7,970,920
127,908	Jet Airways (India) Ltd.* (Transportation)	2,861,617
231,005	Tata Consultancy Services Ltd. (Software & Services)	8,781,008
1,299,217	UTI Bank Ltd. (Banks)	9,614,348

		36,276,970

Indonesia – 3.2%
26,622,500	PT Bank Rakyat Indonesia (Banks)	9,382,706
15,353,000	PT Telekomunikasi Indonesia (Telecommunication Services)	10,158,565

		19,541,271

Israel – 1.6%
228,280	Teva Pharmaceutical Industries Ltd. ADR(a) (Pharmaceuticals & Biotechnology)	$9,585,477

Malaysia – 0.0%
35,726	Kris Components Berhad (Technology Hardware & Equipment)	25,292

Mexico – 7.0%
471,300	America Movil SA de CV ADR (Telecommunication Services)	16,368,249
2,613,343	Axtel, S.A. de CV* (Telecommunication Services)	6,239,590
4,272,500	Grupo Financiero Banorte SA de CV Class B (Banks)	10,425,308
1,277,665	Urbi, Desarrollos Urbanos SA de CV* (Consumer Durables & Apparel)	9,782,218

		42,815,365

Russia – 9.8%
303,400	LUKOIL ADR(a) (Energy)	24,240,813
124,508	Mobile TeleSystems (Telecommunication Services)	880,272
342,803	Mobile Telesystems ADR (Telecommunication Services)	12,364,904
54,950	North-West Telecom ADR (Telecommunication Services)	3,324,475
338,719	Novolipetsk Steel GDR*(b) (Materials)	7,113,099
155,797	OAO Open Investments GDR* (Real Estate)	2,726,447
164,847	Pyaterochka Holdings NV GDR (Food & Staples Retailing)	2,626,013
697,476	VolgaTelecom ADR (Telecommunication Services)	6,102,915

		59,378,938

South Africa – 10.4%
407,496	ABSA Group Ltd. (Banks)	7,569,316
583,964	Harmony Gold Mining Co. Ltd. ADR* (Materials)	8,064,670
658,740	JD Group Ltd. (Retailing)	9,787,640
916,133	Massmart Holdings Ltd. (Food & Staples Retailing)	8,999,580
275,907	Sasol (Energy)	9,448,375
731,307	Standard Bank Group Ltd. (Banks)	9,336,435
372,892	Telkom South Africa Ltd. (Telecommunication Services)	9,810,923

		63,016,939

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

South Korea – 10.2%
93,791	Hana Financial Group, Inc.* (Banks)	$4,008,575
127,190	Hyundai Mobis (Automobiles & Components)	10,693,729
267,771	Kookmin Bank (Banks)	20,296,295
465,177	Lotte Shopping Co., Ltd. GDR*(a)(b) (Retailing)	9,829,190
12,986	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,104,146
207,530	Shinhan Financial Group Co. Ltd. (Banks)	8,107,836

		62,039,771

Taiwan – 10.6%
4,660,976	Career Technology (MFG.) Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,495,426
814,000	Catcher Technology Co., Ltd. (Technology Hardware & Equipment)	6,372,937
7,102,000	China Steel Corp. (Materials)	6,425,979
2,044,447	Hon Hai Precision (Technology Hardware & Equipment)	12,927,579
1,220,000	Hotai Motor Co. Ltd. (Automobiles & Components)	2,962,456
3,460,900	Hsinchu International Bank (Banks)	1,884,632
940,000	Hung Poo Real Estate Development Corp. (Real Estate)	663,888
4,560,700	Quanta Computer, Inc. (Technology Hardware & Equipment)	6,947,222
7,992,000	Shin Kong Financial Holding Co. Ltd. (Insurance)	6,908,411
7,975,132	Taiwan Semiconductor* (Semiconductors & Semiconductor Equipment)	14,777,574

		64,366,104

Turkey – 3.5%
52,593	Turkcell Iletisim Hizmetleri AS ADR (Telecommunication Services)	946,148
3,125,071	Turkiye Garanti Bankasi A.S.* (Banks)	14,055,440
666,476	Turkiye Is Bankasi Series C (Banks)	6,293,354

		21,294,942

United Kingdom – 1.5%
2,740,263	Old Mutual PLC (Insurance)	9,021,873

TOTAL COMMON STOCKS
(Cost $399,830,030)		$490,001,524

Exchange Traded Fund(a) – 3.3%

United States – 3.3%
209,700	iShares MSCI Emerging Markets Index	$20,319,930

Preferred Stocks – 14.2%

Brazil – 6.6%
7,339,000	Caemi Mineracao E Metalurgica SA (Materials)	$12,649,277
172,800	Companhia de Bebidas das Americas ADR (Food Beverage & Tobacco)	7,333,632
281,866	Telemar Norte Leste SA (Telecommunication Services)	8,322,580
18,323	Telemig Celular SA Class G (Telecommunication Services)	5,781,215
158,600	Tim Participacoes SA ADR(a) (Telecommunication Services)	5,931,640

		40,018,344

South Korea – 7.6%
240,570	Hyundai Motor Co. Ltd. (Automobiles & Components)	12,840,504
63,598	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	33,652,614

		46,493,118

TOTAL PREFERRED STOCKS
(Cost $66,938,718)		$86,511,462

Expiration
Units	Description	Month	Value
Right* – 0.0%

Thailand – 0.0%
91,200	TelecomAsia Corp. Public – Alien Market (Telecommunication Services)	04/2008	$—
(Cost $0)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.0%

State Street Bank & Trust Euro – Time Deposit
$5,861,000	4.20%	03/01/2006	$5,861,000
(Cost $5,861,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $491,542,328)			$602,693,916

Shares	Description	Value
Securities Lending Collateral – 8.0%

48,627,900	Boston Global Investment Trust – Enhanced Portfolio	$48,627,900
(Cost $48,627,900)

TOTAL INVESTMENTS – 107.1%
(Cost $540,170,228)		$651,321,816

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $24,195,653, which represents approximately 4.0% of net assets as of February 28, 2006.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Stock Industry Classifications†

Automobiles & Components	4.4%
Banks	23.1
Capital Goods	0.3
Consumer Durables & Apparel	1.6
Energy	14.0
Exchange Traded Funds	3.3
Food Beverage & Tobacco	1.2
Food & Staples Retailing	1.9
Insurance	2.6
Materials	5.6
Media	0.6
Pharmaceuticals & Biotechnology	1.6
Real Estate	0.6
Retailing	3.2
Semiconductors & Semiconductor Equipment	10.2
Short-term Investments#	9.0
Software & Services	2.8
Technology Hardware & Equipment	4.3
Telecommunication Services	16.3
Transportation	0.5

TOTAL INVESTMENTS	107.1%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At February 28, 2006, the Fund had outstanding forward foreign currency exchange contracts to purchase foreign currencies as follows:

				Unrealized
Open Forward Foreign Currency	Expiration	Value on	Current
Purchase Contracts	Date	Settlement Date	Value	Gain	(Loss)

Indonesian Rupiah	03/02/2006	$1,340,019	$1,341,114	$1,095	$—
South African Rand	03/03/2006	9,836	9,691	—	(145)
	03/07/2006	3,163,522	3,156,475	—	(7,047)

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$4,513,377	$4,507,280	$1,095	$(7,192)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 88.0%

China – 8.3%
587,000	China Mobile (Hong Kong) Ltd. (Telecommunication Services)	$2,839,913
5,464,000	China Overseas Land & Investment Ltd. (Real Estate)	2,950,277
4,388,000	China Petroleum and Chemical Corp. (Sinopec) Class H (Energy)	2,610,606
1,455,000	CNOOC Ltd. (Energy)	1,205,774
2,276,000	PetroChina Co. Ltd. Class H (Energy)	2,213,414
106,000	Weichai Power Co. Ltd. Class H (Capital Goods)	171,541

		11,991,525

Hong Kong – 16.5%
180,000	Cheung Kong (Holdings) Ltd. (Real Estate)	1,889,091
5,154,000	China Construction Bank Class H*(a) (Banks)	2,408,287
633,000	China Netcom Group Corp. (Hong Kong) Ltd. (Telecommunication Services)	1,123,923
699,720	Dah Sing Banking Group Ltd. (Banks)	1,373,821
565,500	Esprit Holdings Ltd. (Retailing)	4,324,883
345,000	Hongkong Land Holdings Ltd. (Real Estate)	1,229,478
256,500	Hutchison Whampoa Ltd. (Capital Goods)	2,433,174
3,284,000	Kasen International Holdings Ltd.* (Consumer Durables & Apparel)	1,015,945
774,000	Shangri-La Asia Ltd. (Consumer Services)	1,237,432
1,494,000	Sino Land Co. Ltd. (Real Estate)	2,237,331
2,175,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	3,781,021
1,052,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	827,183

		23,881,569

India – 10.3%
271,491	Bharti Tele-Ventures Ltd.* (Telecommunication Services)	2,217,087
4,829	Hindustan Lever Ltd. (Household & Personal Products)	26,355
67,351	ICICI Bank Ltd. (Banks)	925,860
45,100	Infosys Technologies Ltd. (Software & Services)	2,863,355
368,854	ITC Ltd. (Food Beverage & Tobacco)	1,427,862
38,108	Nagarjuna Construction Co. Ltd. (Capital Goods)	264,257
167,213	Nagarjuna Construction Co. Ltd. GDR* (Capital Goods)	1,120,327
121,510	Punj Lloyd Ltd.* (Capital Goods)	2,947,527
432,398	UTI Bank Ltd. (Banks)	3,199,793

		14,992,423

Indonesia – 6.7%
9,193,500	PT Bank Rakyat Indonesia (Banks)	3,240,113
6,168,500	PT Medco Energi Internasional Tbk (Energy)	2,765,993
5,494,600	PT Telekomunikasi Indonesia (Telecommunication Services)	3,635,592

		9,641,698

Malaysia – 1.9%
2,464,000	IGB Corp. Berhad (Real Estate)	756,113
92,049	Kris Components Berhad (Technology Hardware & Equipment)	65,165
25	Public Bank Berhad – Foreign Market (Banks)	45
200	SP Setia Berhad (Real Estate)	182
839,000	Tenaga Nasional Berhad (Utilities)	1,998,695

		2,820,200

Singapore – 6.9%
1,141,400	Ascendas Real Estate Investment Trust (Real Estate)	1,517,732
1,781,000	Citiraya Industries Ltd.* (Commercial Services & Supplies)	—
3,457,000	Macquarie International Infrastructure Fund Ltd. (Banks)	2,129,352
1,314,000	Mapletree Logistics Trust (Real Estate)	831,621
314,400	Oversea-Chinese Banking Corp. Ltd. (Banks)	1,313,466
1,508,000	StarHub Ltd. (Telecommunication Services)	2,027,776
138,412	United Overseas Bank Ltd. (Banks)	1,273,954
13,841	United Overseas Land Ltd. (Real Estate)	22,750
916,000	Yellow Pages (Singapore) Ltd. (Media)	873,254

		9,989,905

South Korea – 18.4%
9,071	CJ Home Shopping (Retailing)	1,074,243
33,460	Daishin Securities Co. (Diversified Financials)	757,242
99,793	Hana Financial Group, Inc.* (Banks)	4,265,097
32,240	Hyundai Mobis (Automobiles & Components)	2,710,636
166,702	Kiryung Electronics Co. Ltd.* (Technology Hardware & Equipment)	896,108
89,495	Kookmin Bank (Banks)	6,783,472

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

South Korea – (continued)
85,006	Lotte Shopping Co., Ltd. GDR*(a) (Retailing)	$1,796,177
12,000	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	8,412,887
59	SK Telecom Co. Ltd. (Telecommunication Services)	12,261

		26,708,123

Taiwan – 17.2%
558,504	AU Optronics Corp. (Technology Hardware & Equipment)	892,333
1,132,447	Career Technology (MFG.) Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,092,225
299,000	Catcher Technology Co., Ltd. (Technology Hardware & Equipment)	2,340,919
34,933	Chinatrust Financial Holding Co. Ltd. (Diversified Financials)	29,301
32,872	Compal Electronics, Inc. (Technology Hardware & Equipment)	30,576
1,916,500	First Financial Holding Co. Ltd. (Diversified Financials)	1,476,946
588,776	Hon Hai Precision (Technology Hardware & Equipment)	3,722,986
421,000	Hotai Motor Co. Ltd. (Automobiles & Components)	1,022,290
1,292,000	Hsinchu International Bank (Banks)	703,558
279,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,855,620
12,314	Nan Ya Plastic Corp. (Materials)	17,419
843,477	Quanta Computer, Inc. (Technology Hardware & Equipment)	1,284,852
1,659,000	Shin Kong Financial Holding Co. Ltd. (Insurance)	1,434,066
2,100,000	SinoPac Holdings Co. Ltd. (Banks)	1,110,916
720,720	Synnex Technology International Corp. (Technology Hardware & Equipment)	893,946
101	Taishin Financial Holdings Co. Ltd. (Banks)	61
2,719,160	Taiwan Semiconductor* (Semiconductors & Semiconductor Equipment)	5,038,486
1,790,504	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,044,179

		24,990,679

Thailand – 1.8%
411,500	Advanced Info Service Public Co. Ltd. (Telecommunication Services)	1,010,074
3,648,900	Amata Corp. Public Co. Ltd. (Real Estate)	1,567,413

		2,577,487

TOTAL COMMON STOCKS
(Cost $102,203,392)		$127,593,609

Exchange Traded Fund – 0.6%

Thailand – 0.6%
3,080,060	CPN Retail Growth Property Fund*
(Cost $816,177)		$858,416

Preferred Stocks – 7.5%

South Korea – 7.5%
91,930	Daishin Securities Co. (Diversified Financials)	$1,537,500
98,280	Hyundai Motor Co. Ltd. (Automobiles & Components)	5,257,071
7,810	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,132,628

		10,927,199

TOTAL PREFERRED STOCKS
(Cost $7,316,179)		$10,927,199

Expiration
Units	Description	Month	Value
Right* – 0.0%

Thailand – 0.0%
198,411	TelecomAsia Corp.	04/2008
Public – Alien Market
(Telecommunication Services)
(Cost $0)			$—

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 3.1%

State Street Bank & Trust Euro – Time Deposit
$4,500,000	4.20%	03/01/2006	$4,500,000
(Cost $4,500,000)

TOTAL INVESTMENTS – 99.2%
(Cost $114,835,748)			$143,879,224

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,204,464, which represents approximately 2.9% of net assets as of February 28, 2006.

Investment Abbreviation:
GDR	—	Global Depository Receipt

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	6.2%
Banks	19.8
Capital Goods	4.8
Consumer Durables & Apparel	3.9
Consumer Services	0.9
Diversified Financials	2.6
Energy	6.1
Food Beverage & Tobacco	0.9
Insurance	0.9
Media	0.5
Real Estate	9.6
Retailing	5.0
Semiconductors & Semiconductor Equipment	15.6
Short-term Investment	3.1
Software & Services	2.0
Technology Hardware & Equipment	7.0
Telecommunication Services	8.9
Utilities	1.4

TOTAL INVESTMENTS	99.2%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

February 28, 2006 (Unaudited)

European
Equity Fund

Assets:

Investment in securities, at value (identified cost $41,255,079, $356,132,847, $51,524,349, $155,019,465, $491,542,328 and $114,835,748, respectively) — including $2,544,200, $37,260,290, $4,767,935, $17,903,580, $48,627,900 and $0 of securities on loan, respectively	$47,038,742
Securities lending collateral, at value (cost $2,367,722, $34,865,965, $4,527,679, $16,978,401, $46,444,835 and $0, respectively)	2,544,200
Cash	37,776
Foreign currencies, at value (identified cost $0, $6,634, $585,969, $0, $2,239,154 and $604,055, respectively)	—
Receivables:
Investment securities sold, at value	1,084,513
Fund shares sold	90,134
Dividends and interest, at value	39,574
Reimbursement from investment adviser	49,297
Due from broker(a)	3,091
Securities lending income	159
Foreign tax reclaims, at value	454
Forward foreign currency exchange contracts, at value	—
Other assets	551

Total assets	50,888,491

Liabilities:

Due to custodian for U.S. Cash	—
Due to custodian for foreign currencies, at value (identified cost ($530,750), $0, $0, ($283,547), $0, and $0, respectively)	530,717
Payables:
Payable upon return of securities loaned	2,544,200
Investment securities purchased, at value	1,582,417
Fund shares repurchased	121,890
Amounts owed to affiliates	44,828
Unrealized foreign capital gains taxes	—
Forward foreign currency exchange contracts, at value	—
Accrued expenses	78,312

Total liabilities	4,902,364

Net Assets:

Paid-in capital	69,308,595
Accumulated net investment loss	(48,935)
Accumulated net realized gain (loss) on investments, futures and foreign currency related transactions	(29,066,721)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	5,793,188

NET ASSETS	$45,986,127

Net Assets:
Class A	$17,411,293
Class B	2,347,390
Class C	1,055,739
Institutional	22,452,918
Service	2,718,787

Shares Outstanding:
Class A	1,299,697
Class B	180,943
Class C	81,215
Institutional	1,659,290
Service	205,288

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	3,426,433

Net asset value, offering and redemption price per share:(b)
Class A	$13.40
Class B	12.97
Class C	13.00
Institutional	13.53
Service	13.24

(a)	Includes $52,500 and $119,964 for the European Equity and the International Small Cap Funds, respectively, relating to initial margin requirements for futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of European Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds is $14.18, $21.31, $12.63, $19.50, $21.62 and $16.31, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International	Emerging Markets	Asia
Equity Fund	Equity Fund	Small Cap Fund	Equity Fund	Equity Fund

$461,306,780	$65,697,942	$195,654,121	$602,693,916	$143,879,224
37,260,290	4,767,935	17,903,580	48,627,900	—
2,005,273	237	232,000	3,792,497	—
6,654	591,689	—	2,239,072	601,678
—	666,057	2,421,467	17,086,167	85,851
1,188,898	357,654	1,346,385	10,200,020	450,613
480,020	30,902	20,719	1,046,972	318,145
15,516	27,529	47,583	—	57,748
—	—	83,542	—	—
4,608	1,598	12,119	14,247	—
14,622	—	—	3,025	6,005
—	—	—	1,095	—
6,137	1,123	2,612	5,349	1,821

502,288,798	72,142,666	217,724,128	685,710,260	145,401,085

—	—	—	—	5,594
—	—	290,766	—	—
37,260,290	4,767,935	17,903,580	48,627,900	—
2,004,803	147,982	1,713,587	27,763,153	—
1,991,673	18,833	413,624	61,163	24,150
506,202	73,251	211,014	630,647	150,534
—	—	16,094	211,961	67,242
—	—	—	7,192	—
164,459	85,638	97,937	173,092	106,996

41,927,427	5,093,639	20,646,602	77,475,108	354,516

880,623,710	74,781,428	284,895,964	483,140,077	191,219,640
(1,627,484)	(962,826)	(1,133,512)	(1,009,643)	(329,725)
(523,812,268)	(20,950,375)	(127,422,223)	15,165,555	(74,829,355)
105,177,413	14,180,800	40,737,297	110,939,163	28,986,009

$460,361,371	$67,049,027	$197,077,526	$608,235,152	$145,046,569

$352,367,873	$42,644,200	$98,797,639	$256,771,249	$92,631,130
14,536,795	3,105,613	5,987,062	12,214,899	5,615,042
20,763,308	4,398,619	7,554,945	13,193,143	3,131,996
71,894,527	16,657,565	84,212,425	324,095,633	43,668,401
798,868	243,030	525,455	1,960,228	—

17,492,103	3,571,085	5,360,990	12,566,531	6,011,283
744,798	270,319	336,488	619,417	379,082
1,085,792	383,950	426,290	668,533	212,638
3,495,287	1,346,472	4,424,182	15,248,750	2,697,685
39,348	20,086	28,552	97,102	—

22,857,328	5,591,912	10,576,502	29,200,333	9,300,688

$20.14	$11.94	$18.43	$20.43	$15.41
19.52	11.49	17.79	19.72	14.81
19.12	11.46	17.72	19.73	14.73
20.57	12.37	19.03	21.25	16.19
20.30	12.10	18.40	20.19	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Six Months Ended February 28, 2006 (Unaudited)

European
Equity Fund

Investment Income:

Dividends(b)	$169,716
Interest (including securities lending income of $4,468, $48,614, $16,467, $58,692, $56,331 and $0, respectively)	16,915

Total income	186,631

Expenses:

Management fees	180,883
Distribution and Service fees(c)	39,605
Custody and accounting fees	85,882
Transfer Agent fees(c)	23,638
Registration fees	34,819
Professional fees	21,570
Printing fees	13,855
Trustee fees	7,300
Service Share fees	3,812
Other	9,108

Total expenses	420,472

Less — expense reductions	(154,346)

Net expenses	266,126

NET INVESTMENT LOSS	(79,495)

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions (including commissions recaptured of $0, $55,953, $0, $0, $0, and $0, respectively)	2,988,655
Futures transactions	36,960
Foreign currency related transactions	1,456
Net change in unrealized gain (loss) on:
Investments	658,199
Futures	6,652
Translation of assets and liabilities denominated in foreign currencies	1,306

Net realized and unrealized gain on investments, futures and foreign currency related transactions	3,693,228

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,613,733

(a)	Effective December 29, 2005, the International Growth Opportunities and Asia Growth Funds changed their names to International Small Cap and Asia Equity Funds, respectively.
(b)	For the European Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds, foreign taxes withheld on dividends were $11,090, $129,719, $18,047, $15,290, $262,955 and $93,359, respectively.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

European Equity Fund	$23,249	$11,667	$4,689	$17,669	$2,217	$891	$ 2,556	$305
International Equity Fund	405,233	73,555	96,050	307,977	13,976	18,249	13,108	109
Japanese Equity Fund	54,854	13,591	13,897	41,689	2,582	2,640	2,433	44
International Small Cap Fund	101,157	25,745	32,160	76,880	4,892	6,110	14,287	73
Emerging Markets Equity Fund	180,566	39,915	30,381	137,230	7,584	5,772	39,073	319
Asia Equity Fund	91,251	25,807	12,206	69,351	4,903	2,319	7,542	N/A

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International	Emerging Markets	Asia
Equity Fund	Equity Fund	Small Cap Fund(a)	Equity Fund	Equity Fund(a)

$1,986,891	$227,534	$597,214	$2,134,437	$736,533

230,331	40,065	120,573	118,734	42,375

2,217,222	267,599	717,787	2,253,171	778,908

2,120,965	308,827	903,699	2,132,838	591,556
574,838	82,342	159,062	250,862	129,264
152,665	86,961	130,131	290,250	161,883
353,419	49,388	102,242	189,978	84,115
37,786	26,690	29,113	32,923	33,777
50,937	21,569	23,880	30,553	21,569
34,596	15,293	19,325	34,250	17,291
7,300	7,300	7,300	7,300	7,300
1,357	553	913	3,983	—
25,732	9,148	12,870	14,340	9,989

3,359,595	608,071	1,388,535	2,987,277	1,056,744

(92,507)	(131,950)	(137,828)	(8,291)	(155,821)

3,267,088	476,121	1,250,707	2,978,986	900,923

(1,049,866)	(208,522)	(532,920)	(725,815)	(122,015)

26,273,517	5,386,223	9,553,179	20,832,190	4,112,347
479,822	10	16,977	11,417	—
(360,314)	(22,698)	(37,044)	(565,699)	(93,375)

30,728,646	8,370,409	18,168,299	76,355,996	13,586,411
—	—	115,782	(10,427)	—
300,902	8,803	(2,013)	(154,941)	(15,925)

57,422,573	13,742,747	27,815,180	96,468,536	17,589,458

$56,372,707	$13,534,225	$27,282,260	$95,742,721	$17,467,443

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	European Equity Fund				International Equity Fund

	For the				For the
	Six Months Ended		For the		Six Months Ended		For the
	February 28, 2006		Year Ended		February 28, 2006		Year Ended
	(Unaudited)		August 31, 2005		(Unaudited)		August 31, 2005

From operations:

Net investment income (loss)	$(79,495)		$243,940		$(1,049,866)		$2,111,823
Net realized gain from investment, futures and foreign currency related transactions	3,027,071		4,876,324		26,393,025		48,952,149
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	666,157		1,401,253		31,029,548		37,680,162

Net increase in net assets resulting from operations	3,613,733		6,521,517		56,372,707		88,744,134

Distributions to shareholders:

From net investment income
Class A Shares	(183,184)		(149,242)		(2,485,364)		(6,635,665)
Class B Shares	(3,908)		(12,031)		—		(386,009)
Class C Shares	(2,544)		(2,586)		(43,839)		(323,999)
Institutional Shares	(104,730)		(99,974)		(746,955)		(1,814,461)
Service Shares	(19,370)		(1,581)		(3,123)		(9,587)
From net realized gains
Class A Shares	—		—		—		—
Class B Shares	—		—		—		—
Class C Shares	—		—		—		—
Institutional Shares	—		—		—		—
Service Shares	—		—		—		—

Total distributions to shareholders	(313,736)		(265,414)		(3,279,281)		(9,169,721)

From share transactions:

Proceeds from sales of shares	16,812,364		7,801,468		57,882,453		71,301,034
Reinvestment of dividends and distributions	268,387		239,309		2,941,972		7,693,817
Cost of shares repurchased	(5,685,636	)(a)	(10,299,607	)(b)	(59,239,262	)(a)	(166,599,756	) (b)

Net increase (decrease) in net assets resulting from share transactions	11,395,115		(2,258,830)		1,585,163		(87,604,905)

TOTAL INCREASE (DECREASE)	14,695,112		3,997,273		54,678,589		(8,030,492)

Net assets:

Beginning of period	31,291,015		27,293,742		405,682,782		413,713,274

End of period	$45,986,127		$31,291,015		$460,361,371		$405,682,782

Accumulated undistributed net investment income (loss)	$(48,935)		$344,296		$(1,627,484)		$2,701,663

(a)	Net of $1, $539, $15,781, $2,353, $10,194 and $6,303 redemption fees remitted to the European Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds, respectively.
(b)	Net of $79, $2,547, $3,988, $3,773, $3,309 and $5,484 redemption fees remitted to the European Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds, respectively.
(c)	Effective December 29, 2005, the International Growth Opportunities and the Asia Growth Fund changed their names to the International Small Cap Fund and the Asia Equity Funds, respectively.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Japanese Equity Fund				International Small Cap Fund(c)				Emerging Markets Equity Fund				Asia Equity Fund(c)

For the				For the				For the				For the
Six Months Ended		For the		Six Months Ended		For the		Six Months Ended		For the		Six Months Ended		For the
February 28, 2006		Year Ended		February 28, 2006		Year Ended		February 28, 2006		Year Ended		February 28, 2006		Year Ended
(Unaudited)		August 31, 2005		(Unaudited)		August 31, 2005		(Unaudited)		August 31, 2005		(Unaudited)		August 31, 2005

$(208,522)		$(223,525)		$(532,920)		$274,741		$(725,815)		$903,368		$(122,015)		$1,100,968
5,363,535		648,108		9,533,112		14,801,094		20,277,908		18,194,755		4,018,972		9,780,009
8,379,212		4,401,018		18,282,068		11,729,769		76,190,628		24,445,920		13,570,486		8,394,383

13,534,225		4,825,601		27,282,260		26,805,604		95,742,721		43,544,043		17,467,443		19,275,360

(319,752)		—		(470,203)		(179,767)		(235,033)		(41,158)		(793,132)		(251,824)
(7,170)		—		—		(19,347)		—		—		(29,259)		(5,793)
(9,249)		—		—		(57,850)		—		—		(17,521)		(1,061)
(113,669)		—		(510,427)		(550,369)		(769,875)		(328,140)		(441,724)		(211,272)
(2,511)		—		(1,531)		(2,894)		—		(1,770)		—		—
—		—		—		—		(797,972)		—		—		—
—		—		—		—		(43,856)		—		—		—
—		—		—		—		(32,307)		—		—		—
—		—		—		—		(1,146,768)		—		—		—
—		—		—		—		(8,094)		—		—		—

(452,351)		—		(982,161)		(810,227)		(3,033,905)		(371,068)		(1,281,636)		(469,950)

27,745,114		19,991,609		44,543,318		58,963,751		364,159,868		101,415,378		36,130,170		37,554,919
370,025		—		778,640		668,677		2,914,467		368,753		1,192,005		428,249
(23,119,287	)(a)	(30,598,806	)(b)	(18,930,663	)(a)	(13,052,544	)(b)	(39,251,267	)(a)	(37,534,021	)(b)	(9,080,448	)(a)	(22,265,295	)(b)

4,995,852		(10,607,197)		26,391,295		46,579,884		327,823,068		64,250,110		28,241,727		15,717,873

18,077,726		(5,781,596)		52,691,394		72,575,261		420,531,884		107,423,085		44,427,534		34,523,283

48,971,301		54,752,897		144,386,132		71,810,871		187,703,268		80,280,183		100,619,035		66,095,752

$67,049,027		$48,971,301		$197,077,526		$144,386,132		$608,235,152		$187,703,268		$145,046,569		$100,619,035

$(962,826)		$(301,953)		$(1,133,512)		$381,569		$(1,009,643)		$721,080		$(329,725)		$1,073,926

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

February 28, 2006 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs European Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Small Cap Fund (formerly Goldman Sachs International Growth Opportunities Fund), Goldman Sachs Emerging Markets Equity Fund and Goldman Sachs Asia Equity Fund (formerly Goldman Sachs Asia Growth Fund) collectively, the “Funds” or individually a “Fund”. Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service (Service Shares of Asia Equity have not commenced operations). Class A shares of the Funds are sold with front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Such sales loads are paid directly to Goldman Sachs & Co. (“Goldman Sachs”) as distributor of the Funds.

     Effective December 29, 2005, the Goldman Sachs International Growth Opportunities Fund and Goldman Sachs Asia Growth Fund changed their names to Goldman Sachs International Small Cap Fund and Goldman Sachs Asia Equity Fund, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily, to each class of shares of the respective Fund, based upon the relative proportion of net assets of each class.

C. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (“the Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or from paid-in capital, depending on the type of book/tax differences that may exist.

F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

and offsetting transactions are considered. At February 28, 2006, the Emerging Markets Equity Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

I. Segregation Transactions — As set forth in the prospectus, certain Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate or physically move liquid assets, on the books of their custodian or to respective counterparty, with a current value equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of the Investment Management Division of Goldman Sachs, serves as the investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.

     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)

     The Investment Adviser has entered into a fee reduction commitment for the Funds which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of December 29, 2005 to achieve the rates listed below.

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

European Equity	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

International Equity	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Japanese Equity	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

International Small Cap	1.10	First $2 Billion
	0.99	Over $2 Billion

Emerging Markets Equity	1.20	First $2 Billion
	1.08	Over $2 Billion

Asia Equity	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

     GSAMI has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management Fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any.

     For the six months ended February 28, 2006, the Other Expense limitations for the European Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, and the Asia Equity Funds as an annual percentage rate of average daily net assets were 0.104%, 0.104%, 0.114%, 0.104%, 0.354%, 0.164%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

3. AGREEMENTS (continued)

     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

European Equity	$1,500	$—	$—

International Equity	28,200	—	—

Japanese Equity	15,000	100	—

International Small Cap	13,500	—	100

Emerging Markets Equity	69,400	200	100

Asia Equity	12,300	200	100

     Class A, Class B, Class C, Institutional and Service shares of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Redemption fees are reimbursed to the Funds and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro-rata basis.

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the six months ended February 28, 2006, GSAMI has voluntarily agreed to reimburse certain operating expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Other
	Expense	Custody	Total Expense
Fund	Reimbursement	Fee Reduction	Reductions

European Equity	$153	$1	$154

International Equity	89	4	93

Japanese Equity	132	—	132

International Small Cap	137	1	138

Emerging Markets Equity	—	8	8

Asia Equity	155	1	156

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)

     As of February 28, 2006, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

European Equity	$35	$6	$4	$45

International Equity	353	94	59	506

Japanese Equity	51	14	8	73

International Small Cap	164	29	18	211

Emerging Markets Equity	522	62	47	631

Asia Equity	111	24	16	151

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended February 28, 2006, were as follows:

Fund	Purchases	Sales and Maturities

European Equity	$26,284,026	$16,389,034

International Equity	129,503,611	111,476,462

Japanese Equity	24,458,126	22,397,501

International Small Cap	67,933,519	45,961,477

Emerging Markets Equity	458,517,217	138,260,677

Asia Equity	53,308,796	30,209,903

     For the six months ended February 28, 2006, Goldman Sachs earned approximately $100, $27,000, $27,700, $10,100, $500 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the European Equity, International Equity, Japanese Equity, International Small Cap and Emerging Markets Equity Funds, respectively.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2006, are reported parenthetically under Investment Income on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

5. SECURITIES LENDING (continued)

the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management L.P. (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

     The table below details securities lending activity as of, and for the six months ended February 28, 2006:

			Earnings of BGA	Earnings Received by
			Relating to	the Funds	Amount Payable to
	Market Value	Cash Collateral	Securities Loaned	From Lending to	Goldman Sachs
	of Securities	Received for Loans	for the	Goldman Sachs for	Upon Return of
	on Loan as of	Outstanding as of	Six Months Ended	the Six Months Ended	Securities Loaned as of
Fund	February 28, 2006	February 28, 2006	February 28, 2006	February 28, 2006	February 28, 2006

European Equity	$2,367,722	$2,544,200	$777	$214	$1,880,250

International Equity	34,865,965	37,260,290	8,578	3,290	12,684,500

Japanese Equity	4,527,679	4,767,935	2,905	1,625	372,055

International Small Cap	16,978,401	17,903,580	10,356	7,558	1,149,327

Emerging Markets Equity	46,444,835	48,627,900	9,940	16,405	10,359,500

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended February 28, 2006, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2005, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

				International	Emerging
	European	International	Japanese	Small	Markets	Asia
	Equity	Equity	Equity	Cap	Equity	Equity

Capital loss carryforward[1]
Expiring 2006	$—	$—	$—	$—	$—	$(55,987,120)
Expiring 2007	—	—	—	—	—	(2,489,328)
Expiring 2009	—	—	—	—	—	(3,727,234)
Expiring 2010	(13,428,201)	(150,360,513)	(19,391,266)	(85,787,727)	—	(15,182,667)
Expiring 2011	(14,916,016)	(317,735,173)	(5,228,295)	(51,047,001)	(1,654,598)	(525,255)
Expiring 2012	(2,492,920)	(69,572,929)	(1,408,407)	—	—	—

Total capital loss carryforward	$(30,837,137)	$(537,668,615)	$(26,027,968)	$(136,834,728)	$(1,654,598)	$(77,911,604)

Timing differences (post October losses)	$—	$(1,714,710)	$(37,924)	$(19,545)	$(151,373)	$(59,989)

[1]	At August 31, 2005 (tax year end), the Funds had a capital loss carryforward for U.S. federal tax purposes. The year and amount of expiration for each capital loss carryforward is indicated above. Expiration occurs on August 31 of the year indicated.

     At February 28, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

				International	Emerging
	European	International	Japanese	Small	Markets	Asia
	Equity	Equity	Equity	Cap	Equity	Growth

Tax Cost	$45,055,934	$406,061,162	$56,978,130	$173,857,495	$541,609,866	$115,919,626

Gross unrealized gain	4,936,048	97,166,414	14,189,550	45,882,454	112,407,643	30,339,227
Gross unrealized loss	(409,040)	(4,660,506)	(701,803)	(6,182,248)	(2,695,693)	(2,379,629)

Net unrealized security gain	$4,527,008	$92,505,908	$13,487,747	$39,700,206	$109,711,950	$27,959,598

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the Passive Foreign Investment Company investments, and net mark to market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

8. OTHER MATTERS

As of February 28, 2006 the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Emerging Markets Equity Fund (Institutional Shares) with amounts greater than 5% (as a percentage of outstanding shares) as follows:

Goldman Sachs
	Growth and	Goldman Sachs
	Income	Growth Strategy
Fund	Strategy Portfolio	Portfolio

Emerging Markets Equity	8%	6%

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

8. OTHER MATTERS (continued)

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Funds in this report, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	European Equity

	For the Six Months Ended		For the Year Ended
	February 28, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	74,850	$952,330	160,099	$1,814,005
Reinvestment of dividends and distributions	12,917	162,367	11,418	129,821
Shares converted from Class B(a)	1,463	18,066	2,688	31,260
Shares repurchased	(365,072)	(4,717,254)	(406,635)	(4,728,224)

	(275,842)	(3,584,491)	(232,430)	(2,753,138)

Class B Shares
Shares sold	2,490	31,507	60,571	670,212
Reinvestment of dividends and distributions	296	3,608	1,024	11,277
Shares converted to Class A(a)	(1,518)	(18,066)	(2,784)	(31,260)
Shares repurchased	(34,996)	(423,019)	(69,864)	(774,510)

	(33,728)	(405,970)	(11,053)	(124,281)

Class C Shares
Shares sold	7,121	91,363	10,154	114,387
Reinvestment of dividends and distributions	184	2,247	217	2,394
Shares repurchased	(3,330)	(41,045)	(34,319)	(375,154)

	3,975	52,565	(23,948)	(258,373)

Institutional Shares
Shares sold	1,066,575	13,860,912	373,941	4,429,526
Reinvestment of dividends and distributions	7,880	99,993	8,351	95,789
Shares repurchased	(24,035)	(308,771)	(378,903)	(4,402,344)

	1,050,420	13,652,134	3,389	122,971

Service Shares
Shares sold	146,745	1,876,252	65,035	773,338
Reinvestment of dividends and distributions	13	172	2	28
Shares repurchased	(15,190)	(195,547)	(1,600)	(19,375)

	131,568	1,680,877	63,437	753,991

NET INCREASE (DECREASE)	876,393	$11,395,115	(200,605)	$(2,258,830)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International Equity				Japanese Equity

For the Six Months Ended		For the Year Ended		For the Six Months Ended		For the Year Ended
February 28, 2006		August 31, 2005		February 28, 2006		August 31, 2005

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,344,172	$44,850,769	3,536,381	$59,002,053	1,161,328	$13,122,962	1,584,034	$14,115,083
123,532	2,316,227	365,938	5,942,839	22,464	248,906	—	—
91,416	1,688,897	227,456	3,752,447	79	817	2,747	24,060
(2,411,782)	(45,523,168)	(7,234,150)	(120,024,340)	(1,626,536)	(18,957,115)	(2,049,447)	(18,145,153)

147,338	3,332,725	(3,104,375)	(51,327,001)	(442,665)	(5,584,430)	(462,666)	(4,006,010)

71,966	1,332,912	77,443	1,236,721	154,522	1,655,596	47,748	408,830
—	—	22,653	357,007	537	5,729	—	—
(94,633)	(1,688,897)	(234,950)	(3,752,447)	(83)	(817)	(2,854)	(24,060)
(197,114)	(3,571,368)	(549,548)	(8,745,468)	(79,857)	(902,232)	(85,762)	(724,285)

(219,781)	(3,927,353)	(684,402)	(10,904,187)	75,119	758,276	(40,868)	(339,515)

226,501	4,102,549	299,257	4,755,426	225,202	2,503,553	43,441	375,681
2,234	39,829	18,593	287,637	585	6,227	—	—
(197,922)	(3,618,285)	(378,100)	(6,002,907)	(28,059)	(310,263)	(55,453)	(471,888)

30,813	524,093	(60,250)	(959,844)	197,728	2,199,517	(12,012)	(96,207)

363,418	7,261,304	369,406	6,262,683	863,135	10,208,437	553,798	5,092,015
30,497	583,402	66,378	1,099,217	9,515	109,144	—	—
(334,484)	(6,503,653)	(1,837,793)	(31,565,220)	(232,775)	(2,890,948)	(1,263,499)	(11,257,480)

59,431	1,341,053	(1,402,009)	(24,203,320)	639,875	7,426,633	(709,701)	(6,165,465)

16,599	334,919	2,619	44,151	24,523	254,566	—	—
133	2,514	435	7,117	2	19	—	—
(1,192)	(22,788)	(15,838)	(261,821)	(4,621)	(58,729)	—	—

15,540	314,645	(12,784)	(210,553)	19,904	195,856	—	—

33,341	$1,585,163	(5,263,820)	$(87,604,905)	489,961	$4,995,852	(1,225,247)	$(10,607,197)

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap

	For the Six Months Ended		For the Year Ended
	February 28, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,858,252	$31,138,928	2,566,613	$37,902,776
Reinvestment of dividends and distributions	27,717	450,962	12,311	165,585
Shares converted from Class B(a)	2,506	41,848	1,956	28,834
Shares repurchased	(580,850)	(9,778,997)	(562,126)	(8,037,797)

	1,307,625	21,852,741	2,018,754	30,059,398

Class B Shares
Shares sold	62,654	1,026,705	210,097	2,927,439
Reinvestment of dividends and distributions	—	—	1,309	17,045
Shares converted to Class A(a)	(2,595)	(41,848)	(2,026)	(28,834)
Shares repurchased	(43,832)	(704,424)	(177,777)	(2,431,156)

	16,227	280,433	31,603	484,494

Class C Shares
Shares sold	83,339	1,359,787	97,836	1,396,516
Reinvestment of dividends and distributions	—	—	4,375	56,790
Shares repurchased	(212,953)	(3,278,909)	(54,727)	(758,145)

	(129,614)	(1,919,122)	47,484	695,161

Institutional Shares
Shares sold	619,585	10,652,501	1,117,887	16,689,174
Reinvestment of dividends and distributions	19,443	326,438	30,851	426,974
Shares repurchased	(293,261)	(5,041,658)	(118,576)	(1,721,939)

	345,767	5,937,281	1,030,162	15,394,209

Service Shares
Shares sold	22,740	365,397	3,294	47,846
Reinvestment of dividends and distributions	76	1,240	170	2,283
Shares repurchased	(7,988)	(126,675)	(7,424)	(103,507)

	14,828	239,962	(3,960)	(53,378)

NET INCREASE	1,554,833	$26,391,295	3,124,043	$46,579,884

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Emerging Markets Equity				Asia Equity

For the Six Months Ended		For the Year Ended		For the Six Months Ended		For the Year Ended
February 28, 2006		August 31, 2005		February 28, 2006		August 31, 2005

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

8,722,079	$162,959,955	3,701,456	$54,052,780	1,820,761	$26,887,436	1,623,850	$20,435,113
54,051	962,096	3,236	39,510	50,397	721,183	18,532	217,380
2,153	37,239	1,940	26,836	14,555	208,515	26,800	329,549
(1,750,067)	(30,714,321)	(1,043,351)	(14,110,956)	(325,235)	(4,676,729)	(938,149)	(11,469,681)

7,028,216	133,244,969	2,663,281	40,008,170	1,560,478	23,140,405	731,033	9,512,361

287,015	5,215,269	188,663	2,435,405	47,455	673,964	156,685	1,816,866
2,392	41,169	—	—	2,015	27,764	484	5,490
(2,227)	(37,239)	(2,002)	(26,836)	(15,141)	(208,515)	(27,848)	(329,549)
(66,652)	(1,144,085)	(79,245)	(1,008,026)	(54,037)	(731,012)	(136,786)	(1,591,282)

220,528	4,075,114	107,416	1,400,543	(19,708)	(237,799)	(7,465)	(98,475)

518,533	9,394,486	127,281	1,678,459	72,527	1,020,879	37,458	453,672
1,569	27,014	—	—	1,222	16,736	87	985
(37,372)	(647,986)	(33,403)	(436,467)	(24,459)	(337,712)	(31,926)	(382,349)

482,730	8,773,514	93,878	1,241,992	49,290	699,903	5,619	72,308

9,975,046	185,944,429	2,803,731	42,374,909	490,756	7,547,891	1,164,246	14,849,268
101,412	1,876,129	25,910	328,022	28,383	426,322	16,645	204,394
(308,965)	(5,969,737)	(1,528,560)	(21,822,099)	(229,431)	(3,334,995)	(725,460)	(8,821,983)

9,767,493	181,850,821	1,301,081	20,880,832	289,708	4,639,218	455,431	6,231,679

35,310	645,729	62,334	873,825	—	—	—	—
458	8,059	101	1,221	—	—	—	—
(45,038)	(775,138)	(10,744)	(156,473)	—	—	—	—

(9,270)	(121,350)	51,691	718,573	—	—	—	—

17,489,697	$327,823,068	4,217,347	$64,250,110	1,879,768	$28,241,727	1,184,618	$15,717,873

GOLDMAN SACHS EUROPEAN EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$12.29	$(0.03)	$1.26	$1.23	$(0.12)	$—	$(0.12)
2006 - B	11.85	(0.08)	1.22	1.14	(0.02)	—	(0.02)
2006 - C	11.88	(0.08)	1.23	1.15	(0.03)	—	(0.03)
2006 - Institutional	12.44	(0.01)	1.28	1.27	(0.18)	—	(0.18)
2006 - Service	12.20	(0.04)	1.25	1.21	(0.17)	—	(0.17)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	9.93	0.09	2.35	2.44	(0.08)	—	(0.08)
2005 - B	9.62	0.01	2.27	2.28	(0.05)	—	(0.05)
2005 - C	9.62	— (c)	2.29	2.29	(0.03)	—	(0.03)
2005 - Institutional	10.07	0.14	2.39	2.53	(0.16)	—	(0.16)
2005 - Service	9.93	0.11	2.31	2.42	(0.15)	—	(0.15)

2004 - A	8.23	0.02	1.75	1.77	(0.07)	—	(0.07)
2004 - B	8.01	(0.01)	1.67	1.66	(0.05)	—	(0.05)
2004 - C	8.02	(0.01)	1.67	1.66	(0.06)	—	(0.06)
2004 - Institutional	8.36	0.16	1.68	1.84	(0.13)	—	(0.13)
2004 - Service	8.25	0.06	1.72	1.78	(0.10)	—	(0.10)

2003 - A	7.64	0.04	0.55	0.59	— (c)	—	— (c)
2003 - B	7.48	0.02	0.51	0.53	—	—	—
2003 - C	7.48	0.02	0.52	0.54	—	—	—
2003 - Institutional	7.80	0.07	0.58	0.65	(0.09)	—	(0.09)
2003 - Service	7.70	0.07	0.54	0.61	(0.06)	—	(0.06)

2002 - A	9.31	0.01	(1.40)	(1.39)	—	(0.28)	(0.28)
2002 - B	9.17	(0.02)	(1.39)	(1.41)	—	(0.28)	(0.28)
2002 - C	9.18	(0.01)	(1.41)	(1.42)	—	(0.28)	(0.28)
2002 - Institutional	9.46	0.07	(1.45)	(1.38)	—	(0.28)	(0.28)
2002 - Service	9.38	0.06	(1.46)	(1.40)	—	(0.28)	(0.28)

2001 - A	13.82	(0.02)	(2.93)	(2.95)	—	(1.56)	(1.56)
2001 - B	13.69	(0.07)	(2.89)	(2.96)	—	(1.56)	(1.56)
2001 - C	13.72	(0.07)	(2.91)	(2.98)	—	(1.56)	(1.56)
2001 - Institutional	14.00	0.08	(3.00)	(2.92)	(0.06)	(1.56)	(1.62)
2001 - Service	13.86	0.02	(2.94)	(2.92)	—	(1.56)	(1.56)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.40	10.01%	$17,411	1.54	%(d)	(0.49	)%(d)	2.37	%(d)	(1.33	)%(d)	45%
12.97	9.64	2,347	2.29	(d)	(1.25	)(d)	3.13	(d)	(2.09	)(d)	45
13.00	9.73	1,056	2.29	(d)	(1.23	)(d)	3.14	(d)	(2.09	)(d)	45
13.53	10.26	22,453	1.14	(d)	(0.14	)(d)	2.02	(d)	(1.02	)(d)	45
13.24	9.99	2,719	1.64	(d)	(0.57	)(d)	2.53	(d)	(1.45	)(d)	45

12.29	24.66	19,359	1.54		0.77		2.46		(0.15)		70
11.85	23.78	2,543	2.29		0.08		3.21		(0.84)		70
11.88	23.82	918	2.29		(0.01)		3.21		(0.93)		70
12.44	25.30	7,572	1.14		1.24		2.06		0.32		70
12.20	24.53	899	1.64		0.86		2.56		(0.06)		70

9.93	21.52	17,947	1.74		0.25		2.66		(0.67)		51
9.62	20.81	2,172	2.29		(0.05)		3.21		(0.97)		51
9.62	20.86	974	2.29		(0.09)		3.21		(1.01)		51
10.07	22.16	6,099	1.14		1.55		2.06		0.63		51
9.93	21.66	102	1.64		0.60		2.56		(0.32)		51

8.23	7.74	33,429	1.82		0.61		2.89		(0.46)		131
8.01	7.23	1,727	2.32		0.21		3.39		(0.86)		131
8.02	7.09	882	2.32		0.26		3.39		(0.81)		131
8.36	8.49	2,606	1.17		0.98		2.24		(0.09)		131
8.25	7.96	2	1.67		0.98		2.74		(0.09)		131

7.64	(15.31)	37,017	1.81		0.16		2.54		(0.57)		88
7.48	(15.88)	1,737	2.31		(0.21)		3.04		(0.94)		88
7.48	(15.86)	629	2.31		(0.17)		3.04		(0.90)		88
7.80	(14.95)	5,238	1.16		0.82		1.89		0.09		88
7.70	(15.29)	2	1.66		0.64		2.39		(0.09)		88

9.31	(23.47)	90,347	1.79		(0.16)		2.17		(0.54)		110
9.17	(23.80)	2,727	2.29		(0.63)		2.67		(1.01)		110
9.18	(23.89)	1,195	2.29		(0.64)		2.67		(1.02)		110
9.46	(22.94)	10,713	1.14		0.71		1.52		0.33		110
9.38	(23.16)	2	1.64		0.14		2.02		(0.24)		110

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$17.78	$(0.05)	$2.56	$2.51	$(0.15)	$—	$(0.15)
2006 - B	17.16	(0.11)	2.47	2.36	—	—	—
2006 - C	16.84	(0.11)	2.43	2.32	(0.04)	—	(0.04)
2006 - Institutional	18.19	(0.01)	2.61	2.60	(0.22)	—	(0.22)
2006 - Service	17.91	(0.06)	2.57	2.51	(0.12)	—	(0.12)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	14.73	0.09	3.30	3.39	(0.34)	—	(0.34)
2005 - B	14.26	(0.04)	3.20	3.16	(0.26)	—	(0.26)
2005 - C	14.03	(0.03)	3.13	3.10	(0.29)	—	(0.29)
2005 - Institutional	15.05	0.14	3.41	3.55	(0.41)	—	(0.41)
2005 - Service	14.82	0.06	3.34	3.40	(0.31)	—	(0.31)

2004 - A	13.41	0.03	1.95	1.98	(0.66)	—	(0.66)
2004 - B	13.02	(0.06)	1.90	1.84	(0.60)	—	(0.60)
2004 - C	12.83	(0.05)	1.86	1.81	(0.61)	—	(0.61)
2004 - Institutional	13.70	0.09	2.01	2.10	(0.75)	—	(0.75)
2004 - Service	13.38	0.02	1.96	1.98	(0.54)	—	(0.54)

2003 - A	12.97	0.03	0.56	0.59	(0.15)	—	(0.15)
2003 - B	12.61	(0.02)	0.53	0.51	(0.10)	—	(0.10)
2003 - C	12.46	(0.01)	0.51	0.50	(0.13)	—	(0.13)
2003 - Institutional	13.32	0.10	0.58	0.68	(0.30)	—	(0.30)
2003 - Service	13.00	0.06	0.55	0.61	(0.23)	—	(0.23)

2002 - A	15.64	— (c)	(2.61)	(2.61)	(0.06)	—	(0.06)
2002 - B	15.23	(0.06)	(2.56)	(2.62)	—	—	—
2002 - C	15.05	(0.06)	(2.53)	(2.59)	—	—	—
2002 - Institutional	16.09	0.13	(2.72)	(2.59)	(0.18)	—	(0.18)
2002 - Service	15.71	0.04	(2.64)	(2.60)	(0.11)	—	(0.11)

2001 - A	23.59	(0.02)	(5.80)	(5.82)	—	(2.13)	(2.13)
2001 - B	23.14	(0.12)	(5.66)	(5.78)	—	(2.13)	(2.13)
2001 - C	22.89	(0.11)	(5.60)	(5.71)	—	(2.13)	(2.13)
2001 - Institutional	24.06	0.11	(5.95)	(5.84)	—	(2.13)	(2.13)
2001 - Service	23.65	0.02	(5.83)	(5.81)	—	(2.13)	(2.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$20.14	14.16%	$352,368	1.54	%(d)	(0.50	)% (d)	1.59	%(d)	(0.54	)% (d)	27%
19.52	13.75	14,537	2.29	(d)	(1.25	)(d)	2.33	(d)	(1.29	)(d)	27
19.12	13.79	20,763	2.29	(d)	(1.24	)(d)	2.34	(d)	(1.29	)(d)	27
20.57	14.38	71,894	1.14	(d)	(0.10	)(d)	1.19	(d)	(0.14	)(d)	27
20.30	14.09	799	1.64	(d)	(0.64	)(d)	1.69	(d)	(0.68	)(d)	27

17.78	23.26	308,447	1.54		0.53		1.60		0.47		49
17.16	22.36	16,554	2.29		(0.27)		2.35		(0.33)		49
16.84	22.31	17,770	2.29		(0.21)		2.35		(0.27)		49
18.19	23.84	62,486	1.14		0.83		1.20		0.77		49
17.91	23.17	426	1.64		0.39		1.70		0.33		49

14.73	14.88	301,190	1.74		0.17		1.81		0.10		78
14.26	14.23	23,515	2.29		(0.39)		2.36		(0.46)		78
14.03	14.26	15,643	2.29		(0.36)		2.36		(0.43)		78
15.05	15.53	72,823	1.14		0.63		1.21		0.56		78
14.82	14.90	542	1.64		0.12		1.71		0.05		78

13.41	4.69	313,197	1.80		0.29		1.87		0.22		62
13.02	4.17	26,438	2.30		(0.18)		2.37		(0.25)		62
12.83	4.17	13,814	2.30		(0.12)		2.37		(0.19)		62
13.70	5.39	196,494	1.15		0.82		1.22		0.75		62
13.38	4.93	1,270	1.65		0.52		1.72		0.45		62

12.97	(16.76)	503,843	1.80		0.01		1.86		(0.05)		118
12.61	(17.20)	32,317	2.30		(0.43)		2.36		(0.49)		118
12.46	(17.21)	13,832	2.30		(0.40)		2.36		(0.46)		118
13.32	(16.22)	409,736	1.15		0.90		1.21		0.84		118
13.00	(16.63)	5,122	1.65		0.25		1.71		0.19		118

15.64	(26.49)	1,068,155	1.79		(0.10)		1.83		(0.14)		63
15.23	(26.86)	49,019	2.29		(0.64)		2.33		(0.68)		63
15.05	(26.85)	17,665	2.29		(0.62)		2.33		(0.66)		63
16.09	(26.03)	292,298	1.14		0.57		1.18		0.53		63
15.71	(26.41)	5,621	1.64		0.12		1.68		0.08		63

GOLDMAN SACHS JAPANESE EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	loss(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$9.58	$(0.04)	$2.48	$2.44	$(0.08)	$—	$(0.08)
2006 - B	9.21	(0.08)	2.39	2.31	(0.03)	—	(0.03)
2006 - C	9.19	(0.09)	2.40	2.31	(0.04)	—	(0.04)
2006 - Institutional	9.93	(0.03)	2.59	2.56	(0.12)	—	(0.12)
2006 - Service	9.73	(0.04)	2.51	2.47	(0.10)	—	(0.10)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	8.61	(0.04)	1.01	0.97	—	—	—
2005 - B	8.34	(0.10)	0.97	0.87	—	—	—
2005 - C	8.32	(0.10)	0.97	0.87	—	—	—
2005 - Institutional	8.89	— (c)	1.04	1.04	—	—	—
2005 - Service	8.75	(0.05)	1.03	0.98	—	—	—

2004 - A	7.39	(0.08)	1.31	1.23	(0.01)	—	(0.01)
2004 - B	7.19	(0.13)	1.28	1.15	—	—	—
2004 - C	7.18	(0.13)	1.27	1.14	—	—	—
2004 - Institutional	7.62	(0.03)	1.34	1.31	(0.04)	—	(0.04)
2004 - Service	7.47	(0.04)	1.33	1.29	(0.01)	—	(0.01)

2003 - A	7.70	(0.06)	(0.25)	(0.31)	—	—	—
2003 - B	7.55	(0.09)	(0.27)	(0.36)	—	—	—
2003 - C	7.53	(0.09)	(0.26)	(0.35)	—	—	—
2003 - Institutional	7.90	(0.02)	(0.26)	(0.28)	—	—	—
2003 - Service	7.77	(0.04)	(0.26)	(0.30)	—	—	—

2002 - A	8.82	(0.09)	(0.95)	(1.04)	—	(0.08)	(0.08)
2002 - B	8.69	(0.13)	(0.93)	(1.06)	—	(0.08)	(0.08)
2002 - C	8.67	(0.13)	(0.93)	(1.06)	—	(0.08)	(0.08)
2002 - Institutional	9.00	(0.04)	(0.98)	(1.02)	—	(0.08)	(0.08)
2002 - Service	8.88	(0.07)	(0.96)	(1.03)	—	(0.08)	(0.08)

2001 - A	15.77	(0.14)	(5.80)	(5.94)	—	(1.01)	(1.01)
2001 - B	15.63	(0.20)	(5.73)	(5.93)	—	(1.01)	(1.01)
2001 - C	15.58	(0.19)	(5.71)	(5.90)	—	(1.01)	(1.01)
2001 - Institutional	15.96	(0.08)	(5.87)	(5.95)	—	(1.01)	(1.01)
2001 - Service	15.83	(0.11)	(5.83)	(5.94)	—	(1.01)	(1.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share
(d)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss to		total expenses		loss to		Portfolio
value, end	Total	period	to average		average		to average		average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.94	25.50%	$42,644	1.55	%(d)	(0.63	)%(d)	1.98	%(d)	(1.06	)%(d)	37%
11.49	25.06	3,106	2.30	(d)	(1.48	)(d)	2.73	(d)	(1.91	)(d)	37
11.46	25.11	4,399	2.30	(d)	(1.58	)(d)	2.74	(d)	(2.01	)(d)	37
12.37	25.83	16,657	1.15	(d)	(0.44	)(d)	1.58	(d)	(0.86	)(d)	37
12.10	25.50	243	1.65	(d)	(0.70	)(d)	2.09	(d)	(1.13	)(d)	37

9.58	11.27	38,443	1.55		(0.46)		2.11		(1.02)		82
9.21	10.43	1,797	2.30		(1.20)		2.86		(1.76)		82
9.19	10.46	1,711	2.30		(1.21)		2.86		(1.77)		82
9.93	11.70	7,018	1.15		(0.04)		1.71		(0.60)		82
9.73	11.20	2	1.65		(0.48)		2.21		(1.04)		82

8.61	16.58	38,544	1.73		(0.92)		2.34		(1.53)		111
8.34	15.99	1,969	2.30		(1.57)		2.91		(2.18)		111
8.32	15.88	1,650	2.30		(1.55)		2.91		(2.16)		111
8.89	17.32	12,588	1.15		(0.28)		1.76		(0.89)		111
8.75	17.27	2	1.65		(0.47)		2.26		(1.08)		111

7.39	(4.03)	19,088	1.84		(0.91)		3.15		(2.22)		115
7.19	(4.77)	1,556	2.34		(1.40)		3.65		(2.71)		115
7.18	(4.65)	1,784	2.34		(1.40)		3.65		(2.71)		115
7.62	(3.54)	5,057	1.19		(0.34)		2.50		(1.65)		115
7.47	(3.86)	1	1.69		(0.54)		3.00		(1.85)		115

7.70	(11.84)	16,863	1.83		(1.11)		3.19		(2.47)		98
7.55	(12.25)	1,807	2.33		(1.59)		3.69		(2.95)		98
7.53	(12.28)	2,389	2.33		(1.60)		3.69		(2.96)		98
7.90	(11.38)	6,480	1.18		(0.45)		2.54		(1.81)		98
7.77	(11.65)	1	1.68		(0.88)		3.04		(2.24)		98

8.82	(39.60)	19,289	1.80		(1.19)		2.29		(1.68)		75
8.69	(39.90)	2,281	2.30		(1.67)		2.79		(2.16)		75
8.67	(39.84)	2,242	2.30		(1.65)		2.79		(2.14)		75
9.00	(39.16)	2,285	1.15		(0.64)		1.64		(1.13)		75
8.88	(39.44)	2	1.65		(0.94)		2.14		(1.43)		75

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$15.83	$(0.06)	$2.76	$2.70	$(0.10)	$—	$(0.10)
2006 - B	15.25	(0.12)	2.66	2.54	—	—	—
2006 - C	15.19	(0.12)	2.65	2.53	—	—	—
2006 - Institutional	16.35	(0.03)	2.84	2.81	(0.13)	—	(0.13)
2006 - Service	15.80	(0.08)	2.76	2.68	(0.08)	—	(0.08)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	12.00	0.03	3.88	3.91	(0.08)	—	(0.08)
2005 - B	11.65	(0.09)	3.76	3.67	(0.07)	—	(0.07)
2005 - C	11.64	(0.09)	3.75	3.66	(0.11)	—	(0.11)
2005 - Institutional	12.43	0.08	4.02	4.10	(0.18)	—	(0.18)
2005 - Service	12.06	0.01	3.89	3.90	(0.16)	—	(0.16)

2004 - A	9.22	0.08	2.71	2.79	(0.01)	—	(0.01)
2004 - B	8.99	0.02	2.65	2.67	(0.01)	—	(0.01)
2004 - C	8.98	(0.01)	2.67	2.66	—	—	—
2004 - Institutional	9.55	0.13	2.83	2.96	(0.08)	—	(0.08)
2004 - Service	9.29	0.09	2.73	2.82	(0.05)	—	(0.05)

2003 - A	7.96	— (c)	1.26	1.26	—	—	—
2003 - B	7.81	(0.03)	1.21	1.18	—	—	—
2003 - C	7.80	(0.03)	1.21	1.18	—	—	—
2003 - Institutional	8.20	0.06	1.29	1.35	—	—	—
2003 - Service	8.01	0.03	1.25	1.28	—	—	—

2002 - A	9.81	(0.07)	(1.78)	(1.85)	—	—	—
2002 - B	9.66	(0.11)	(1.74)	(1.85)	—	—	—
2002 - C	9.66	(0.11)	(1.75)	(1.86)	—	—	—
2002 - Institutional	10.03	(0.01)	(1.82)	(1.83)	—	—	—
2002 - Service	9.85	(0.04)	(1.80)	(1.84)	—	—	—

2001 - A	16.12	(0.12)	(5.21)	(5.33)	—	(0.98)	(0.98)
2001 - B	15.98	(0.18)	(5.16)	(5.34)	—	(0.98)	(0.98)
2001 - C	15.97	(0.17)	(5.16)	(5.33)	—	(0.98)	(0.98)
2001 - Institutional	16.37	(0.05)	(5.31)	(5.36)	—	(0.98)	(0.98)
2001 - Service	16.16	(0.10)	(5.23)	(5.33)	—	(0.98)	(0.98)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share
(d)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss) to		Portfolio
value, end	Total	period	to average		to average		to average		average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$18.43	17.10%	$98,798	1.64	%(d)	(0.78	)% (d)	1.81	%(d)	(0.95	)% (d)	28%
17.79	16.66	5,987	2.39	(d)	(1.51	)(d)	2.56	(d)	(1.68	)(d)	28
17.72	16.66	7,555	2.39	(d)	(1.52	)(d)	2.56	(d)	(1.69	)(d)	28
19.03	17.27	84,212	1.24	(d)	(0.36	)(d)	1.41	(d)	(0.53	)(d)	28
18.40	17.00	526	1.74	(d)	(0.95	)(d)	1.93	(d)	(1.12	)(d)	28

15.83	32.70	64,169	1.64		0.17		1.95		(0.14)		67
15.25	31.63	4,885	2.39		(0.64)		2.70		(0.95)		67
15.19	31.65	8,445	2.39		(0.63)		2.70		(0.94)		67
16.35	33.27	66,670	1.24		0.52		1.55		0.21		67
15.80	32.54	217	1.74		0.06		2.05		(0.25)		67

12.00	30.33	24,420	1.85		0.70		2.43		0.12		99
11.65	29.66	3,362	2.39		0.17		2.97		(0.41)		99
11.64	29.62	5,918	2.39		(0.05)		2.97		(0.63)		99
12.43	31.07	37,898	1.24		1.12		1.82		0.54		99
12.06	30.38	213	1.74		0.73		2.32		0.15		99

9.22	15.83	29,846	1.91		0.02		2.66		(0.73)		87
8.99	15.11	1,285	2.41		(0.38)		3.16		(1.13)		87
8.98	15.13	1,653	2.41		(0.44)		3.16		(1.19)		87
9.55	16.46	28,721	1.26		0.83		2.01		0.08		87
9.29	15.98	56	1.76		0.34		2.51		(0.41)		87

7.96	(18.86)	51,188	2.03		(0.77)		2.37		(1.11)		56
7.81	(19.15)	1,171	2.53		(1.22)		2.87		(1.56)		56
7.80	(19.25)	1,377	2.53		(1.23)		2.87		(1.57)		56
8.20	(18.25)	41,175	1.38		(0.12)		1.72		(0.46)		56
8.01	(18.68)	25	1.88		(0.49)		2.22		(0.83)		56

9.81	(34.26)	161,849	2.05		(1.02)		2.13		(1.10)		64
9.66	(34.64)	1,709	2.55		(1.51)		2.63		(1.59)		64
9.66	(34.60)	1,826	2.55		(1.47)		2.63		(1.55)		64
10.03	(33.90)	82,850	1.40		(0.38)		1.48		(0.46)		64
9.85	(34.17)	8	1.90		(0.86)		1.98		(0.94)		64

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$15.76	$(0.06)	$4.86	$4.80	$(0.03)	$(0.10)	$(0.13)
2006 - B	15.24	(0.11)	4.69	4.58	—	(0.10)	(0.10)
2006 - C	15.26	(0.12)	4.69	4.57	—	(0.10)	(0.10)
2006 - Institutional	16.39	(0.02)	5.05	5.03	(0.07)	(0.10)	(0.17)
2006 - Service	15.56	(0.06)	4.79	4.73	—	(0.10)	(0.10)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	10.49	0.09	5.19	5.28	(0.01)	—	(0.01)
2005 - B	10.19	(0.01)	5.06	5.05	—	—	—
2005 - C	10.22	— (c)	5.04	5.04	—	—	—
2005 - Institutional	10.92	0.14	5.41	5.55	(0.08)	—	(0.08)
2005 - Service	10.38	0.08	5.13	5.21	(0.03)	—	(0.03)

2004 - A	9.14	0.04	1.35	1.39	(0.04)	—	(0.04)
2004 - B	8.91	(0.01)	1.31	1.30	(0.02)	—	(0.02)
2004 - C	8.92	(0.02)	1.32	1.30	—	—	—
2004 - Institutional	9.49	0.09	1.42	1.51	(0.08)	—	(0.08)
2004 - Service	9.06	0.06	1.33	1.39	(0.07)	—	(0.07)

2003 - A	7.14	0.03	1.97	2.00	—	—	—
2003 - B	7.00	(0.01)	1.92	1.91	—	—	—
2003 - C	7.01	(0.01)	1.92	1.91	—	—	—
2003 - Institutional	7.37	0.08	2.04	2.12	—	—	—
2003 - Service	7.07	0.04	1.95	1.99	—	—	—

2002 - A	7.21	(0.04)	(0.03)	(0.07)	—	—	—
2002 - B	7.09	(0.08)	(0.01)	(0.09)	—	—	—
2002 - C	7.11	(0.08)	(0.02)	(0.10)	—	—	—
2002 - Institutional	7.38	0.01	(0.02)	(0.01)	—	—	—
2002 - Service	7.12	(0.06)	0.01	(0.05)	—	—	—

2001 - A	10.83	0.01	(3.27)	(3.26)	—	(0.36)	(0.36)
2001 - B	10.72	(0.02)	(3.25)	(3.27)	—	(0.36)	(0.36)
2001 - C	10.75	(0.03)	(3.25)	(3.28)	—	(0.36)	(0.36)
2001 - Institutional	11.02	0.05	(3.33)	(3.28)	—	(0.36)	(0.36)
2001 - Service	10.63	0.08	(3.23)	(3.15)	—	(0.36)	(0.36)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share
(d)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$20.43	30.49%	$256,771	1.87	%(d)	(0.62	)% (d)	1.87	%(d)	(0.62	)% (d)	38%
19.72	30.06	12,215	2.61	(d)	(1.31	)(d)	2.61	(d)	(1.31	)(d)	38
19.73	30.11	13,193	2.64	(d)	(1.35	)(d)	2.64	(d)	(1.35	)(d)	38
21.25	30.88	324,096	1.46	(d)	(0.18	)(d)	1.46	(d)	(0.18	)(d)	38
20.19	30.49	1,960	1.94	(d)	(0.64	)(d)	1.94	(d)	(0.64	)(d)	38

15.76	50.51	87,292	1.99		0.63		2.06		0.56		91
15.24	49.51	6,080	2.74		(0.11)		2.81		(0.18)		91
15.26	49.32	2,835	2.74		0.02		2.81		(0.05)		91
16.39	51.00	89,841	1.59		1.01		1.66		0.94		91
15.56	50.25	1,655	2.09		0.58		2.16		0.51		91

10.49	15.20	30,159	2.18		0.36		2.33		0.21		150
10.19	14.68	2,971	2.74		(0.13)		2.89		(0.28)		150
10.22	14.70	939	2.74		(0.22)		2.89		(0.37)		150
10.92	15.91	45,644	1.59		0.82		1.74		0.67		150
10.38	15.36	567	2.09		0.56		2.24		0.41		150

9.14	28.01	24,504	2.25		0.40		2.42		0.23		82
8.91	27.29	1,428	2.75		(0.10)		2.92		(0.27)		82
8.92	27.10	972	2.75		(0.18)		2.92		(0.35)		82
9.49	28.77	78,132	1.60		1.07		1.77		0.90		82
9.06	28.15	185	2.10		0.52		2.27		0.35		82

7.14	(0.97)	22,442	2.25		(0.51)		2.56		(0.82)		104
7.00	(1.27)	1,351	2.75		(1.03)		3.06		(1.34)		104
7.01	(1.41)	706	2.75		(1.04)		3.06		(1.35)		104
7.37	(0.14)	66,920	1.60		0.13		1.91		(0.18)		104
7.07	(0.70)	50	2.10		(0.93)		2.41		(1.24)		104

7.21	(30.55)	33,827	2.24		0.11		2.49		(0.14)		139
7.09	(30.97)	1,498	2.74		(0.29)		2.99		(0.54)		139
7.11	(30.98)	656	2.74		(0.41)		2.99		(0.66)		139
7.38	(30.20)	74,483	1.59		0.63		1.84		0.38		139
7.12	(30.08)	8	1.55		0.97		2.34		0.18		139

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$13.38	$(0.02)	$2.21	$2.19	$(0.16)
2006 - B	12.85	(0.07)	2.11	2.04	(0.08)
2006 - C	12.79	(0.07)	2.11	2.04	(0.10)
2006 - Institutional	14.05	0.01	2.31	2.32	(0.18)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	10.47	0.16	2.82	2.98	(0.07)
2005 - B	10.08	0.04	2.74	2.78	(0.01)
2005 - C	10.03	0.06	2.71	2.77	(0.01)
2005 - Institutional	11.00	0.23	2.95	3.18	(0.13)

2004 - A	9.37	0.06	1.11	1.17	(0.07)
2004 - B	9.04	0.01	1.06	1.07	(0.03)
2004 - C	9.00	0.01	1.06	1.07	(0.04)
2004 - Institutional	9.82	0.20	1.09	1.29	(0.11)

2003 - A	8.65	0.07	0.65	0.72	—
2003 - B	8.39	0.02	0.63	0.65	—
2003 - C	8.37	0.03	0.60	0.63	—
2003 - Institutional	8.97	0.21	0.64	0.85	—

2002 - A	8.07	0.06	0.52	0.58	—
2002 - B	7.87	0.01	0.51	0.52	—
2002 - C	7.85	0.02	0.50	0.52	—
2002 - Institutional	8.32	0.12	0.53	0.65	—

2001 - A	11.16	0.04	(3.13)	(3.09)	—
2001 - B	10.91	— (c)	(3.04)	(3.04)	—
2001 - C	10.88	(0.01)	(3.02)	(3.03)	—
2001 - Institutional	11.41	0.13	(3.22)	(3.09)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$15.41	16.34%	$92,631	1.60	%(d)	(0.29	)% (d)	1.87	%(d)	(0.55	)% (d)	26%
14.81	15.91	5,615	2.35	(d)	(1.02	)(d)	2.61	(d)	(1.28	)(d)	26
14.73	15.99	3,132	2.35	(d)	(1.03	)(d)	2.62	(d)	(1.30	)(d)	26
16.19	16.63	43,669	1.20	(d)	0.11	(d)	1.46	(d)	(0.15	)(d)	26

13.38	28.64	59,572	1.60		1.25		1.99		0.86		66
12.85	27.63	5,124	2.35		0.38		2.74		(0.01)		66
12.79	27.60	2,090	2.35		0.48		2.74		0.09		66
14.05	29.06	33,833	1.20		1.74		1.59		1.35		66

10.47	12.53	38,943	1.79		0.62		2.40		0.01		105
10.08	11.85	4,096	2.35		0.08		2.96		(0.53)		105
10.03	11.89	1,582	2.35		0.06		2.96		(0.55)		105
11.00	13.21	21,475	1.20		1.74		1.81		1.13		105

9.37	8.20	35,070	1.89		0.87		3.34		(0.58)		224
9.04	7.62	3,185	2.39		0.32		3.84		(1.13)		224
9.00	7.53	1,215	2.39		0.38		3.84		(1.07)		224
9.82	9.35	3,161	1.24		2.65		2.69		1.20		224

8.65	7.18	29,635	1.87		0.70		3.17		(0.60)		161
8.39	6.73	3,101	2.37		0.17		3.67		(1.13)		161
8.37	6.62	1,055	2.37		0.23		3.67		(1.07)		161
8.97	7.80	4,068	1.22		1.35		2.52		0.05		161

8.07	(27.53)	33,854	1.85		0.41		2.57		(0.31)		314
7.87	(27.80)	3,645	2.35		(0.04)		3.07		(0.76)		314
7.85	(27.78)	1,010	2.35		(0.07)		3.07		(0.79)		314
8.32	(26.93)	3,055	1.20		1.41		1.92		0.69		314

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2006

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2005 through February 28, 2006.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	European Equity Fund				International Equity Fund				Japanese Equity Fund

	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*

Class A
Actual	$1,000.00	$1,100.10		$8.01	$1,000.00	$1,141.60		$8.19	$1,000.00	$1,255.00		$8.68
Hypothetical 5% return	1,000.00	1,017.17	†	7.69	1,000.00	1,017.15	†	7.71	1,000.00	1,017.10	†	7.76

Class B
Actual	1,000.00	1,096.40		11.89	1,000.00	1,137.50		12.14	1,000.00	1,250.60		12.85
Hypothetical 5% return	1,000.00	1,013.45	†	11.42	1,000.00	1,013.44	†	11.43	1,000.00	1,013.37	†	11.50

Class C
Actual	1,000.00	1,097.30		11.91	1,000.00	1,137.90		12.15	1,000.00	1,251.10		12.89
Hypothetical 5% return	1,000.00	1,013.44	†	11.43	1,000.00	1,013.43	†	11.44	1,000.00	1,013.34	†	11.53

Institutional
Actual	1,000.00	1,102.60		5.97	1,000.00	1,143.80		6.07	1,000.00	1,258.30		6.48
Hypothetical 5% return	1,000.00	1,019.12	†	5.73	1,000.00	1,019.13	†	5.72	1,000.00	1,019.06	†	5.79

Service
Actual	1,000.00	1,099.90		8.58	1,000.00	1,140.90		8.74	1,000.00	1,255.00		9.31
Hypothetical 5% return	1,000.00	1,016.62	†	8.24	1,000.00	1,016.63	†	8.23	1,000.00	1,016.54	†	8.32

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2006 (continued)

	International Small Cap Fund				Emerging Markets Equity Fund				Asia Equity Fund

	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending	Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account	Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value	6 months ended
Share Class	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06	2/28/06*

Class A
Actual	$1,000.00	$1,171.00		$8.85	$1,000.00	$1,304.90		$10.68	$1,000.00	$1,163.40	$8.60
Hypothetical 5% return	1,000.00	1,016.64	†	8.22	1,000.00	1,015.53	†	9.34	1,000.00	1,016.85	8.02

Class B
Actual	1,000.00	1,166.60		12.85	1,000.00	1,300.60		14.86	1,000.00	1,159.10	12.58
Hypothetical 5% return	1,000.00	1,012.93	†	11.94	1,000.00	1,011.87	†	13.00	1,000.00	1,013.14	11.73

Class C
Actual	1,000.00	1,166.60		12.84	1,000.00	1,301.10		15.04	1,000.00	1,159.90	12.60
Hypothetical 5% return	1,000.00	1,012.94	†	11.93	1,000.00	1,011.73	†	13.14	1,000.00	1,013.13	11.74

Institutional
Actual	1,000.00	1,172.70		6.69	1,000.00	1,308.80		8.38	1,000.00	1,166.30	6.45
Hypothetical 5% return	1,000.00	1,018.63	†	6.22	1,000.00	1,017.54	†	7.32	1,000.00	1,018.84	6.01

Service
Actual	1,000.00	1,170.00		9.44	1,000.00	1,304.90		11.08	N/A	N/A	N/A
Hypothetical 5% return	1,000.00	1,016.10	†	8.77	1,000.00	1,015.18	†	9.69

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

European Equity	1.54%	2.29%	2.29%	1.14%	1.65%
International Equity	1.54	2.29	2.29	1.14	1.65
Japanese Equity	1.55	2.30	2.31	1.16	1.66
International Small Cap	1.64	2.39	2.39	1.24	1.75
Emerging Markets Equity	1.87	2.61	2.64	1.46	1.94
Asia Equity	1.60	2.35	2.35	1.20	N/A

†	Hypothetical expenses are based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $526.4 billion in assets under management as of December 31, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

International Equity Funds
▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  International Small Cap Fund[2] ▪  Japanese Equity Fund
▪  European Equity Fund
▪  International Equity Fund
▪ Structured International Equity Fund[2]	Domestic Equity Funds
▪  Small Cap Value Fund
▪  Structured Small Cap Equity Fund[2] ▪  Small/Mid Cap Growth Fund
▪  Growth Opportunities Fund
▪  Mid Cap Value Fund
▪  Concentrated Growth Fund
▪  Research Select FundSM
▪  Strategic Growth Fund
▪  Capital Growth Fund
▪  Large Cap Value Fund
▪  Growth and Income Fund
▪  Structured Large Cap Growth Fund[2] ▪  Structured Large Cap Value Fund[2] ▪  Structured U.S. Equity Fund[2] Asset Allocation Funds
▪  Balanced Fund
▪ Asset Allocation Portfolios	Specialty Funds
▪  Tollkeeper FundSM
▪  Structured Tax-Managed Equity Fund[2] ▪  U.S. Equity Dividend and Premium Fund
▪  Real Estate Securities Fund

Fixed Income Funds
▪  Emerging Markets Debt Fund
▪  High Yield Fund
▪  High Yield Municipal Fund
▪  Global Income Fund
▪  Investment Grade Credit Fund
▪  Core Fixed Income Fund
▪  Government Income Fund
▪  U.S. Mortgages Fund
▪  Municipal Income Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Short Duration Tax-Free Fund
▪  Short Duration Government Fund
▪  Ultra-Short Duration Government Fund
▪  Enhanced Income Fund

Money Market Funds[1]

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

The Goldman Sachs Research Select FundSM, CORESM and Tollkeeper FundSM are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary

GOLDMAN, SACHS & CO Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, L.P. Investment Adviser	GOLDMAN SACHS INTERNATIONAL Christchurch Court 10-15 Newgate Street London, England EC1A 7HD

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns

The European Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.

The European Equity Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, and in companies located in emerging countries. The securities of small and mid-capitalization companies involve greater risks than those associated with larger more established companies and may be subject to more abrupt or erratic price movements. Emerging markets securities are volatile and are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The European Equity, International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds may invest in securities of issuers in countries with emerging markets or economies. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved.	06-463 / INTLSAR / 44.2K / 04-06

ITEM 2.	CODE OF ETHICS. Not applicable to the Semi–Annual Report for the period ended February 28, 2006

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to the Semi–Annual Report for the period ended February 28, 2006

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to the Semi–Annual Report for the period ended February 28, 2006

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 5, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 5, 2006